Exhibit 99.2

Supplemental **Disclosure**

Quarter ended September 30, 2026

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2026

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and our Form 10-Q for the quarter ended September 30, 2026, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward-looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended September 30, 2026

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants, excluding those that are ancillary in nature regardless of term.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 1

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 9/30/26	Nine Months Ended 9/30/26

	Total properties in Brixmor Property Group portfolio	345	345
	Acquired properties excluded from Same Property NOI	(7)	(8)
	Additional exclusions (1)	—	(2)
	Same Property NOI pool (2)	338	335

(1) Additional exclusions for the nine months ended September 30, 2026 and 2025 include two properties that were subject to partial dispositions in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2025 is excluded from the Same Property NOI pool for the three months ended September 30, 2026 and 2025. Two outparcels acquired in 2025 are excluded from the Same Property NOI pool for the nine months ended September 30, 2026 and 2025.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/26	9/30/25	9/30/26	9/30/25
Total revenues (page 6)	$ 359,598	$ 340,843	$ 1,068,616	$ 1,017,847
Net income attributable to Brixmor Property Group Inc. (page 6)	87,754	94,235	289,015	249,103
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.28	0.31	0.94	0.81
NOI (page 10)	257,650	241,073	765,203	721,398
EBITDA (page 7)	254,459	254,809	793,311	728,519
EBITDAre (page 7)	246,279	230,866	729,188	685,751
Adjusted EBITDA (page 7)	246,394	230,866	729,353	686,069
Cash Adjusted EBITDA (page 7)	235,686	216,042	697,375	647,569
Nareit FFO (page 8)	184,616	172,287	542,743	514,869
Nareit FFO per diluted share (page 8)	0.60	0.56	1.76	1.67
Items that impact FFO comparability, net per share (page 8)	(0.00)	0.00	(0.00)	(0.00)
Dividends declared per share (page 8)	0.3075	0.2875	0.9225	0.8625
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.1%	51.1%	52.2%	51.3%

	Three Months Ended
Summary Operating and Financial Ratios	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25
NOI margin (page 10)	74.8%	74.2%	74.5%	73.6%	74.1%
Same property NOI performance (page 11) (1)	6.6%	5.8%	6.4%	6.0%	4.0%
Fixed charge coverage, current quarter annualized (page 13)	4.1x	4.0x	4.1x	4.0x	4.1x
Fixed charge coverage, trailing twelve months (page 13)	4.0x	4.0x	4.1x	4.1x	4.1x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.2x	5.3x	5.3x	5.4x	5.6x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.3x	5.4x	5.4x	5.6x	5.7x

Outstanding Classes of Stock	As of 9/30/26	As of 6/30/26	As of 3/31/26	As of 12/31/25	As of 9/30/25
Common shares outstanding (page 13)	306,872	306,872	306,837	306,105	306,100

	Three Months Ended
Summary Acquisitions and Dispositions	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25
Aggregate purchase price of acquisitions (page 17)	$49,500	$164,325	$—	$190,689	$223,000
Aggregate sale price of dispositions (page 18)	42,770	15,120	107,925	170,191	81,197
NOI adjustment for acquisitions and dispositions, net (3)	(455)

Summary Portfolio Statistics (4)	As of 9/30/26	As of 6/30/26	As of 3/31/26	As of 12/31/25	As of 9/30/25
Number of properties (page 26)	345	346	344	348	354
Percent billed (page 26)	91.4%	90.4%	91.4%	91.6%	90.2%
Percent leased (page 26)	95.6%	94.8%	95.1%	95.1%	94.1%
ABR PSF (page 26)	$ 19.47	$ 19.33	$ 19.05	$ 18.77	$ 18.48
New lease rent spread (page 29)	42.6%	31.3%	41.8%	34.7%	30.5%
New & renewal lease rent spread (page 29)	25.3%	19.1%	27.0%	24.2%	17.8%
Total - new, renewal & option lease rent spread (page 29)	17.4%	13.6%	19.0%	18.6%	12.8%
Total - new, renewal & option GLA (page 29)	2,898,764	2,532,750	1,994,943	2,179,975	2,638,011

2026 Guidance	Current	Previous (at 7/27/26)	YTD
Nareit FFO per diluted share	$2.36 - $2.38	$2.35 - $2.37	$1.76
Same property NOI performance	5.50% - 5.75%	5.00% - 5.75%	6.2%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2026

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/26	12/31/25
Assets
Real estate
Land	$1,867,480	$1,849,779
Buildings and tenant improvements	9,483,171	9,296,849
Construction in progress	71,276	92,129
Lease intangibles	566,163	548,740
	11,988,090	11,787,497
Accumulated depreciation and amortization	(3,782,174)	(3,588,646)
Real estate, net	8,205,916	8,198,851
Cash and cash equivalents	164,428	334,422
Restricted cash	19,050	27,108
Marketable securities	21,846	21,283
Receivables, net, including straight-line rent receivables of $256,014 and $237,837, respectively	318,952	315,128
Deferred charges and prepaid expenses, net	178,016	169,326
Real estate assets held for sale	—	4,551
Other assets	114,633	62,468
Total assets	$9,022,841	$9,133,137

Liabilities
Debt obligations, net	$5,322,955	$5,494,753
Accounts payable, accrued expenses and other liabilities	649,178	628,328
Total liabilities	5,972,133	6,123,081

Redeemable non-controlling interests	30,821	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,999,308 and 315,231,761 shares issued and 306,872,316 and 306,104,769
shares outstanding	3,068	3,061
Additional paid-in capital	3,431,754	3,437,853
Accumulated other comprehensive income	13,012	1,722
Distributions in excess of net income	(428,189)	(432,822)
Total stockholders' equity	3,019,645	3,009,814
Non-controlling interests	242	242
Total equity	3,019,887	3,010,056
Total liabilities and equity	$9,022,841	$9,133,137

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/26	9/30/25	9/30/26	9/30/25
Revenues
Rental income	$358,546	$340,618	$1,066,775	$1,017,256
Other revenues	1,052	225	1,841	591
Total revenues	359,598	340,843	1,068,616	1,017,847

Operating expenses
Operating costs	40,921	38,891	127,062	117,979
Real estate taxes	46,290	45,455	135,972	133,907
Depreciation and amortization	106,427	103,234	321,887	312,108
Impairment of real estate assets	683	16,075	6,657	16,075
General and administrative	27,297	26,772	83,347	84,038
Total operating expenses	221,618	230,427	674,925	664,107

Other income (expense)
Dividends and interest	1,364	1,191	8,481	4,087
Interest expense	(59,176)	(56,680)	(179,466)	(165,173)
Gain on sale of real estate assets	8,863	40,018	70,780	58,843
Loss on extinguishment of debt, net	—	—	—	(296)
Other	(889)	(703)	(3,925)	(2,076)
Total other expense	(49,838)	(16,174)	(104,130)	(104,615)

Net income	88,142	94,242	289,561	249,125
Net income attributable to non-controlling interests	(388)	(7)	(546)	(22)
Net income attributable to Brixmor Property Group Inc.	$87,754	$94,235	$289,015	$249,103

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.29	$0.31	$0.94	$0.81
Diluted	$0.28	$0.31	$0.94	$0.81
Weighted average shares:
Basic	307,305	307,193	307,248	307,132
Diluted	308,135	308,084	307,997	307,974

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/26	9/30/25	9/30/26	9/30/25

Net income	$88,142	$94,242	$289,561	$249,125
Interest expense	59,176	56,680	179,466	165,173
Federal and state taxes	714	653	2,397	2,113
Depreciation and amortization	106,427	103,234	321,887	312,108
EBITDA	254,459	254,809	793,311	728,519
Gain on sale of real estate assets	(8,863)	(40,018)	(70,780)	(58,843)
Impairment of real estate assets	683	16,075	6,657	16,075
EBITDAre	$246,279	$230,866	$729,188	$685,751

EBITDAre	$246,279	$230,866	$729,188	$685,751
Transaction expenses, net	115	—	165	22
Loss on extinguishment of debt, net	—	—	—	296
Total adjustments	115	—	165	318
Adjusted EBITDA	$246,394	$230,866	$729,353	$686,069

Adjusted EBITDA	$246,394	$230,866	$729,353	$686,069
Straight-line rental income, net	(7,680)	(9,858)	(21,473)	(27,120)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,363)	(5,124)	(11,161)	(11,813)
Straight-line ground rent expense, net (1)	335	158	656	433
Total adjustments	(10,708)	(14,824)	(31,978)	(38,500)
Cash Adjusted EBITDA	$235,686	$216,042	$697,375	$647,569

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	9/30/26
Debt obligations, net	$5,322,955
Less: Net unamortized premium	(6,725)
Add: Deferred financing fees	32,029
Less: Cash, cash equivalents and restricted cash	(183,478)
Net Principal Debt	$5,164,781

Adjusted EBITDA, current quarter annualized	$985,576
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.2x

Adjusted EBITDA, trailing twelve months	$969,399
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.3x

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/26	9/30/25	9/30/26	9/30/25

Net income attributable to Brixmor Property Group Inc.	$87,754	$94,235	$289,015	$249,103
Depreciation and amortization related to real estate	105,042	101,995	317,851	308,534
Gain on sale of real estate assets	(8,863)	(40,018)	(70,780)	(58,843)
Impairment of real estate assets	683	16,075	6,657	16,075
Nareit FFO	$184,616	$172,287	$542,743	$514,869

Nareit FFO per diluted share	$0.60	$0.56	$1.76	$1.67
Weighted average diluted shares outstanding	308,135	308,084	307,997	307,974

Items that impact FFO comparability
Transaction expenses, net	$(115)	$—	$(165)	$(22)
Loss on extinguishment of debt, net	—	—	—	(296)
Total items that impact FFO comparability	$(115)	$—	$(165)	$(318)
Items that impact FFO comparability, net per share	$(0.00)	$0.00	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$7,680	$9,858	$21,473	$27,120
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,363	5,124	11,161	11,813
Straight-line ground rent expense, net (1)	(335)	(158)	(656)	(433)

Dividends declared per share	$0.3075	$0.2875	$0.9225	$0.8625
Dividends declared	$94,363	$88,004	$283,078	$263,999
Dividend payout ratio (as % of Nareit FFO)	51.1%	51.1%	52.2%	51.3%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	9/30/26	12/31/25

Deferred charges and prepaid expenses, net
Deferred charges, net	$146,843	$144,555
Prepaid expenses, net	31,173	24,771
Total deferred charges and prepaid expenses, net	$178,016	$169,326

Other assets
Right-of-use asset	$84,605	$44,114
Furniture, fixtures and leasehold improvements, net	15,782	14,618
Interest rate derivatives	1,924	—
Other	12,322	3,736
Total other assets	$114,633	$62,468

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$279,828	$277,615
Below market leases, net	163,017	144,760
Dividends payable	96,344	97,993
Lease liability	55,044	47,351
Interest rate derivatives	—	4,553
Other	54,945	56,056
Total accounts payable, accrued expenses and other liabilities	$649,178	$628,328

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/26	9/30/25	9/30/26	9/30/25
Net Operating Income Detail
Base rent	$252,643	$241,437	$747,294	$716,858
Expense reimbursements	82,900	77,234	247,746	231,972
Revenues deemed uncollectible	(3,352)	(3,086)	(6,894)	(7,742)
Ancillary and other rental income / Other revenues	10,462	8,447	29,616	23,733
Percentage rents	1,873	1,229	9,819	8,030
Operating costs	(40,586)	(38,733)	(126,406)	(117,546)
Real estate taxes	(46,290)	(45,455)	(135,972)	(133,907)
Net operating income	$257,650	$241,073	$765,203	$721,398

Operating Ratios
NOI margin (NOI / revenues)	74.8%	74.1%	74.5%	74.2%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	95.4%	91.7%	94.4%	92.3%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$87,754	$94,235	$289,015	$249,103
Lease termination fees	(4,029)	(600)	(8,401)	(6,063)
Straight-line rental income, net	(7,680)	(9,858)	(21,473)	(27,120)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,363)	(5,124)	(11,161)	(11,813)
Straight-line ground rent expense, net (1)	335	158	656	433
Depreciation and amortization	106,427	103,234	321,887	312,108
Impairment of real estate assets	683	16,075	6,657	16,075
General and administrative	27,297	26,772	83,347	84,038
Total other expense	49,838	16,174	104,130	104,615
Net income attributable to non-controlling interests	388	7	546	22
Net operating income	$257,650	$241,073	$765,203	$721,398

Supplemental Statement of Operations Detail
Rental income
Base rent	$252,643	$241,437	$747,294	$716,858
Expense reimbursements	82,900	77,234	247,746	231,972
Revenues deemed uncollectible	(3,352)	(3,086)	(6,894)	(7,742)
Lease termination fees	4,029	600	8,401	6,063
Straight-line rental income, net	7,680	9,858	21,473	27,120
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,363	5,124	11,161	11,813
Ancillary and other rental income	9,410	8,222	27,775	23,142
Percentage rents	1,873	1,229	9,819	8,030
Total rental income	$358,546	$340,618	$1,066,775	$1,017,256

Other revenues	$1,052	$225	$1,841	$591

Interest expense
Mortgage, note, and other interest	$51,915	$48,807	$157,864	$142,439
Unsecured credit facility and term loan interest	6,568	7,651	19,490	22,533
Capitalized interest	(533)	(991)	(1,765)	(3,214)
Deferred financing cost amortization	1,954	1,891	5,942	5,472
Debt premium and discount accretion, net	(728)	(678)	(2,065)	(2,057)
Total interest expense	$59,176	$56,680	$179,466	$165,173

Other
Federal and state taxes	$714	$653	$2,397	$2,113
Other	175	50	1,528	(37)
Total other	$889	$703	$3,925	$2,076

Additional Disclosures
Capitalized construction compensation costs	$3,978	$3,672	$11,856	$12,288
Capitalized real estate taxes, insurance, and utilities	1,196	848	3,587	2,215
Capitalized leasing legal costs (2)	305	268	1,070	1,215
Capitalized leasing commission costs	1,737	1,789	5,523	5,758
Equity compensation expense, net	3,805	4,084	9,782	12,994

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/26	9/30/25	Change	9/30/26	9/30/25	Change
Same Property NOI Analysis
Number of properties	338	338	—	335	335	—
Percent billed	91.3%	90.5%	0.8%	91.3%	90.5%	0.8%
Percent leased	95.6%	94.4%	1.2%	95.5%	94.4%	1.1%

Revenues
Base rent	$245,397	$234,122		$716,532	$685,753
Expense reimbursements	80,372	74,704		235,263	221,544
Revenues deemed uncollectible	(3,710)	(3,015)		(6,669)	(7,514)
Ancillary and other rental income / Other revenues	10,284	8,061		28,644	22,333
Percentage rents	1,873	1,204		9,471	7,880
	334,216	315,076	6.1%	983,241	929,996	5.7%
Operating expenses
Operating costs	(39,375)	(36,891)		(119,198)	(111,198)
Real estate taxes	(45,004)	(43,711)		(130,068)	(127,948)
	(84,379)	(80,602)	4.7%	(249,266)	(239,146)	4.2%
Same property NOI	$249,837	$234,474	6.6%	$733,975	$690,850	6.2%

NOI margin	74.8%	74.4%		74.6%	74.3%
Expense recovery ratio	95.3%	92.7%		94.4%	92.6%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$11,275	4..8%		$30,779	4.5%
Revenues deemed uncollectible	(695)	(0.3)%		845	0.1%
Net expense reimbursements	1,891	0.8%		3,599	0.5%
Ancillary and other rental income / Other revenues	2,223	1.0%		6,311	0.9%
Percentage rents	669	0.3%		1,591	0.2%
		6.6%			6.2%

Reconciliation of Net income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$87,754	$94,235		$289,015	$249,103
Adjustments:
Non-same property NOI	(7,813)	(6,599)		(31,228)	(30,548)
Lease termination fees	(4,029)	(600)		(8,401)	(6,063)
Straight-line rental income, net	(7,680)	(9,858)		(21,473)	(27,120)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,363)	(5,124)		(11,161)	(11,813)
Straight-line ground rent expense, net	335	158		656	433
Depreciation and amortization	106,427	103,234		321,887	312,108
Impairment of real estate assets	683	16,075		6,657	16,075
General and administrative	27,297	26,772		83,347	84,038
Total other expense	49,838	16,174		104,130	104,615
Net income attributable to non-controlling interests	388	7		546	22
Same property NOI	$249,837	$234,474		$733,975	$690,850

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/26	9/30/25	9/30/26	9/30/25
Leasing related:
Tenant improvements and tenant inducements	$20,613	$15,903	$65,199	$54,297
External leasing commissions	3,101	2,502	8,987	9,917
	23,714	18,405	74,186	64,214

Maintenance capital expenditures	9,697	11,975	23,861	20,859
Total leasing related and maintenance capital expenditures	$33,411	$30,380	$98,047	$85,073

Value-enhancing:
Anchor space repositionings	$6,695	$10,091	$16,422	$36,963
Outparcel developments	5,180	853	11,995	5,605
Redevelopments	20,414	23,855	49,809	85,966
Other (1)	2,722	6,791	9,712	12,399
Total value-enhancing capital expenditures	$35,011	$41,590	$87,938	$140,933

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/26	12/31/25
Equity Capitalization:
Common shares outstanding (1)			306,872	306,105
Common share price			$27.60	$26.22
Total equity capitalization			$8,469,667	$8,026,073

Redeemable non-controlling interests			$30,821	$—

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			4,817,759	5,018,453
Secured mortgage			30,500	—
Total principal debt			5,348,259	5,518,453
Add: Net unamortized premium			6,725	10,277
Less: Deferred financing fees			(32,029)	(33,977)
Debt obligations, net			5,322,955	5,494,753
Less: Cash, cash equivalents and restricted cash			(183,478)	(361,530)
Net debt			$5,139,477	$5,133,223

Total market capitalization			$13,639,965	$13,159,296

Liquidity (2):
Cash, cash equivalents and restricted cash			$183,478	$361,530
Available under Revolving Credit Facility (3)			1,247,052	1,248,597
Available under unsettled ATM forward equity contracts (4)			114,408	—
			$1,544,938	$1,610,127
Ratios:
Principal debt to total market capitalization			39.2%	41.9%
Principal debt to total assets, before depreciation			41.8%	43.4%
Unencumbered assets to unsecured debt			2.4x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (5)			5.2x	5.4x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (5)			5.3x	5.6x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.2x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			4.1x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			4.0x	4.1x

			As of	As of
			9/30/26	12/31/25
Percentage of total debt: (6)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties			99.7%	100.0%
Percent of ABR			99.8%	100.0%
Percent of NOI			99.8%	100.0%
Weighted average maturity (years):
Fixed			4.7	4.5
Variable			—	—
Total			4.7	4.5

Credit Ratings & Outlook:	As of 10/26/26
Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Positive

(1) Does not include the unsettled common shares sold under unsettled ATM forward equity contracts.
(2) Does not include a commitment letter for up to $988.0 million of senior unsecured term loan financing available as of September 30, 2026.
(3) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $2.9 million.
(4) As of September 30, 2026, the Company had unsettled ATM forward equity contracts to issue 3.9 million shares of common stock.
(5) Net Principal Debt is as of the end of each specified period.
(6) Includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2026	$6,848	7.65%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	1,300,000	4.31%
2031	530,500	2.67%
2032	400,000	5.20%
2033	400,000	4.85%
2034	400,000	5.50%
2035	400,000	5.75%
2036+	400,000	5.38%
Total Debt Obligations	$5,348,259	4.35%

Net unamortized premium	6,725
Deferred financing costs	(32,029)
Debt Obligations, Net	$5,322,955

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Secured Mortgages
Mayfair Shopping Center	$30,500	5.50%	6/1/31	0.57%

Unsecured fixed rate debt
Term Loan Facility (SOFR + 85 basis points) (2)(3)(4)	500,000	4.73%	4/30/30	9.35%

Unsecured Notes
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.48%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.55%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.02%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.96%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.35%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.48%
4.85% 2033 Brixmor OP Notes	400,000	4.85%	2/15/33	7.48%
5.50% 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.48%
5.75% 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.48%
5.38% 2036 Brixmor OP Notes	400,000	5.38%	6/15/36	7.48%
Total Fixed Rate Unsecured Notes	4,817,759	4.30%		90.08%

Total Fixed Rate Debt	$5,348,259	4.35%		100.00%

Variable Rate Debt:
Revolving Credit Facility (SOFR + 77.5 basis points) (4)	$—	4.68%	4/30/29	—%

Total Variable Rate Debt	$—	4.68%		—%

Total Debt Obligations	$5,348,259	4.35%		100.00%

Net unamortized premium	6,725
Deferred financing costs	(32,029)
Debt Obligations, Net	$5,322,955

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 85 basis points) through July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 85 basis points) through July 26, 2027.
(4) As of September 30, 2026, the Revolving Credit Facility and Term Loan Facility qualify for reductions of 7.5 basis points and 10 basis points, respectively, in the applicable credit spreads due to the achievement of certain leverage ratio metric targets.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/26

I. Aggregate debt test	< 65%	42.9%
Total Debt		5,322,955
Total Assets		12,401,458

II. Secured debt test	< 40%	0.2%
Total Secured Debt		30,500
Total Assets		12,401,458

III. Unencumbered asset ratio	> 150%	232.8%
Total Unencumbered Assets		12,321,052
Unsecured Debt		5,292,455

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (1)	> 1.5x	4.1x	4.1x
Consolidated EBITDA		969,399	976,222
Annual Debt Service Charge		236,042	236,513

(1) For the OP's 2.25% 2028 Notes, 4.05% 2030 Notes, 2.50% 2031 Notes, 5.20% 2032 Notes, 4.85% 2033 Notes, 5.50% 2034 Notes, 5.75% 2035 Notes, and 5.38% 2036 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on May 5, 2026 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/26

I. Leverage ratio	< 60%	31.0%
Total Outstanding Indebtedness		5,348,259
Balance Sheet Cash (1)		183,478
Total Asset Value		16,662,486

II. Secured leverage ratio	< 40%	—%
Total Secured Indebtedness		30,500
Balance Sheet Cash (1)		183,478
Total Asset Value		16,662,486

III. Unsecured leverage ratio	< 60%	31.1%
Total Unsecured Indebtedness		5,317,759
Unrestricted Cash (2)		164,428
Unencumbered Asset Value		16,592,486

IV. Fixed charge coverage ratio	> 1.5x	4.3x
Total Net Operating Income		1,034,232
Capital Expenditure Reserve		9,340
Fixed Charges		236,050

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan Agreements, dated as of April 24, 2025 filed as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2026

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2026.

Three Months Ended June 30, 2026
Mayfair Shopping Center	New York-Newark-Jersey City, NY-NJ	5/27/26	$70,000	221,010	99.1%	$22.84	LIDL, Gap Factory Store, Kids Empire, PGA TOUR Superstore, Planet Fitness
Vintage Marketplace	Houston-Pasadena-The Woodlands, TX	5/27/26	32,700	72,184	91.6%	28.42	Whole Foods Market (Amazon)
Stanford Station	Panama City-Panama City Beach, FL	6/23/26	15,125	96,844	98.6%	11.42	Academy Sports + Outdoors
Jones Crossing	College Station-Bryan, TX	6/23/26	46,500	163,472	100.0%	64.48	H-E-B
			$164,325	553,510

Three Months Ended September 30, 2026
Village West Shopping Center	Riverside-San Bernardino-Ontario, CA	8/11/26	$49,500	195,862	86.4%	$19.94	Stater Bros., Goodwill, Old Navy, Ross Dress for Less, WSS
			$49,500	195,862

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2026		$213,825	749,372

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2026
Park Hills Plaza	Altoona, PA	1/26/26	$5,175	9,894	100.0%	$39.52	-
Spencer Square	Houston-Pasadena-The Woodlands, TX	1/29/26	30,750	181,888	95.1%	12.26	Kroger, bealls, Octapharma, Petco, Retro Fitness
Southland Shopping Center	Cleveland, OH	3/16/26	57,500	421,977	81.2%	14.67	Giant Eagle, Marc's, Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco
Broadway	Houston-Pasadena-The Woodlands, TX	3/19/26	14,500	74,988	100.0%	14.55	El Ahorro Supermarket, Blink Fitness (Equinox), Melrose Fashions
			$107,925	688,747

Three Months Ended June 30, 2026
Farmington Crossroads	Detroit-Warren-Dearborn, MI	4/15/26	$11,250	85,168	100.0%	$12.73	Ollie's Bargain Outlet, True Value
Harpers Station	Cincinnati, OH-KY-IN	6/30/26	3,870	8,200	100.0%	34.02	-
			$15,120	93,368

Three Months Ended September 30, 2026
Liberty Corners	Kansas City, MO-KS	9/17/26	$19,500	124,808	91.4%	$10.52	Price Chopper (Cosentino Group)
High Point Centre	Chicago-Naperville-Elgin, IL-IN	9/24/26	23,270	240,345	70.1%	15.54	Altitude Trampoline Park, LA Fitness
			$42,770	365,153

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2026		$165,815	1,147,268

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY						↩ Table of Contents
Dollars in thousands

	Property Name	CBSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS

In Process Projects
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA			Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
2	Arapahoe Crossings - Project II	Denver-Aurora-Centennial, CO			Remerchandise former Kohl's with a 54K SF Hobby Lobby and additional retailers
3	Arapahoe Crossings - Project III	Denver-Aurora-Centennial, CO			Remerchandise former buybuy BABY with a 12K SF Miniso and an additional retailer
4	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT			Remerchandise former JOANN and Party City with a 32K SF Ross Dress for Less and a 25K SF Nordstrom Rack
5	Colonial Commons - Orange	New Haven, CT			Remerchandise former Christmas Tree Shops with a 53K SF Big Y grocer
6	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL			Remerchandise former Big Lots with a 27K SF Marshalls and additional retailers
7	Regency Park Shopping Center	Jacksonville, FL			Remerchandise former Party City with an 11K SF NetCost Market grocer
8	Colonial Marketplace	Orlando-Kissimmee-Sanford, FL			Remerchandise former Burlington Stores with a 23K SF Sierra, a 13K SF specialty grocer, and additional retailers
9	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA			Remerchandise former Publix with a 23K SF Sprouts Farmers Market and a 22K SF Ross Dress for Less
10	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former T.J. Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
11	Capitol Shopping Center	Concord, NH			Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
12	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ			Remerchandise former Robert Wood Johnson Fitness with a 22K SF Ross Dress for Less and additional retailers
13	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ			Remerchandise former T.J. Maxx with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
14	Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre, PA			Remerchandise former Party City with a 16K SF NetCost Market grocer
15	Merchants Park	Houston-Pasadena-The Woodlands, TX			Combine multiple adjacent spaces for a 25K SF Marshalls

	Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	15	$77,350	$37,700	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended September 30, 2026
1	Westridge Court / Block 59	Chicago-Naperville-Elgin, IL-IN			Reconfigure and remerchandise former Bed Bath & Beyond with a 26K SF Wayfair Outlet (expanding from existing adjacent location) and a 16K SF L.L.Bean
Projects Stabilized During the Six Months Ended June 30, 2026
2	Pine Tree Shopping Center	Portland-South Portland, ME			Remerchandise former Big Lots with a 25K SF ALDI
3	Northshore - Project II	Houston-Pasadena-The Woodlands, TX			Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

	Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	3	$7,000	15%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 19

OUTPARCEL DEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

					Stabilization	Net Estimated	Gross Costs	Expected
	Property Name		CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2026
1	Montebello Plaza		Los Angeles-Long Beach-Anaheim, CA	Construction of a 1K SF Dutch Bros with a drive-thru	Mar-27	$350	$150	74%
2	Santa Paula Center		Oxnard-Thousand Oaks-Ventura, CA	Construction of a 1K SF Dutch Bros with a drive-thru	Jun-27	450	100	30%
3	Western Hills Plaza		Cincinnati, OH-KY-IN	Construction of a 3K SF Chase Bank with a drive-thru	Sep-27	150	100	89%

	In Process Projects
4	Wallkill Plaza		Kiryas Joel-Poughkeepsie-Newburgh, NY	Construction of a 5K SF Chick-fil-A	Dec-26	200	150	113%
5	Crown Point		Columbus, OH	Construction of a 0.3K SF Biggby Coffee with a drive-thru	Dec-26	150	—	38%
6	Village at Mira Mesa		San Diego-Chula Vista-Carlsbad, CA	Construction of a 1K SF Dutch Bros with a drive-thru	Mar-27	150	150	148%
7	Town Square		Binghamton, NY	Construction of a 6K SF Chick-fil-A	Mar-27	200	150	7%
8	Laurel Square		New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with a drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with a drive-thru	Mar-27	3,650	3,000	14%
9	Bay Forest		Houston-Pasadena-The Woodlands, TX	Construction of a 7K SF Mavis Tires & Brakes	Mar-27	50	50	124%
10	Hanover Square		Richmond, VA	Construction of two multi-tenant outparcels, including a 4K SF First Watch, a 2K SF Cava with a drive-thru, a 2K SF Habit Burger, and a 2K SF Panda Express	Mar-27	7,400	6,550	9%
11	Pacoima Center		Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Jun-27	1,050	500	25%
12	Arvada Plaza		Denver-Aurora-Centennial, CO	Construction of a 3K SF PNC Bank with a drive-thru	Jun-27	500	200	12%
13	Stratford Square		Bridgeport-Stamford-Danbury, CT	Construction of a 19K SF ALDI	Jun-27	3,700	1,550	6%
14	Northtown Plaza		Houston-Pasadena-The Woodlands, TX	Construction of a 2K SF Take 5 Oil Change	Jun-27	100	100	71%
15	Lynn Marketplace		Boston-Cambridge-Newton, MA-NH	Construction of a 7K SF multi-tenant outparcel, including a 2K SF Chipotle, a 2K SF Panda Express, and a 2K SF Jersey Mike's	Sep-27	4,900	2,700	10%
16	Regency Park Shopping Center		Jacksonville, FL	Construction of a 5K SF Bank of America with a drive-thru	Dec-27	1,650	250	14%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$24,650	$15,700	15%

					Stabilization		Net Project
	Property Name		CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS

	Projects Stabilized During the Six Months Ended June 30, 2026
1	Venice Village	1	North Port-Bradenton-Sarasota, FL	Construction of a 2K SF Chipotle with a drive-thru	Jun-26		$1,750	10%
2	Martin Downs Village Center (3)		Port St. Lucie, FL	Construction of a 2K SF Chipotle with a drive-thru and a 2K SF Wendy's with a drive-thru	Jun-26		3,100	10%
3	Sunshine Square		New York-Newark-Jersey City, NY-NJ	Construction of a 2K SF Taco Bell	Jun-26		500	23%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$5,350	11%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2026
1	Parkway Plaza	Winston-Salem, NC	Redevelopment and reconfiguration of center to accommodate addition of a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, and additional retailers; and shopping center upgrades including façade renovations, landscaping, and parking improvements	29	Jun-28	$12,900	$1,350	9%
2	East Port Plaza	Port St. Lucie, FL	Redevelopment and reconfiguration of center including demolition of existing Publix to accommodate a new 50K SF prototype; and shopping center upgrades including façade, landscaping, signage, and parking improvements	32	Sep-28	8,150	300	10%
3	Westridge Court / Block 59 - Phase III	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Big Lots, Discovery Clothing, and Ulta (previously relocated within the center) with a 97K SF IKEA; and shopping center upgrades to align with previous phase improvements including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-28	14,650	600	9%

IN PROCESS REDEVELOPMENTS
4	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including façade renovations and parking lot reconfiguration	6	Mar-27	11,100	7,900	6%
5	Barn Plaza - Phase II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of 49K SF former freestanding theater to accommodate construction of three multi-tenant outparcel buildings totaling 46K SF, including a 13K SF Pottery Barn, a 6K SF Burton's Grill & Bar, a 6K SF Williams Sonoma, a 5K SF Sephora, a 3K SF Shake Shack, a 2K SF Just Salad, a 2K SF Naya, and a 2K SF Starbucks with a drive-thru; and shopping center upgrades including new storm water management, lighting, landscaping, signage, and improved vehicular and pedestrian connectivity	42	Sep-27	24,500	8,400	11%
6	Roosevelt Mall - Phase III	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 37K SF multi-tenant outparcel building at property entrance, including a 10K SF Ulta, a 6K SF Victoria's Secret, a 5K SF LOFT Outlet, a 3K SF Cava, a 3K SF Shake Shack, and additional retailers; reconfigure several existing small shop vacancies and remerchandise with a 13K SF Teso Life and additional retailers; and shopping center upgrades to align with previous phase improvements including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Sep-27	21,450	7,950	11%
7	Wynnewood Village - Phase V	Dallas-Fort Worth-Arlington, TX	Redevelopment of vacant outparcel pads, including the construction of a multi-tenant outparcel building for a 3K SF Cava and a 2K SF Chipotle, construction of a 3K SF Chase outparcel, and the construction of a 7K SF Olive Garden outparcel; reconfiguration of inline retail space to accommodate a 19K SF dd’s Discounts and additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and parking lot improvements	65	Sep-27	15,150	4,550	9%
8	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Dec-27	12,000	900	14%
9	Pointe Orlando - Phase III	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a two-story 18K SF Museum of Ice Cream and an additional retailer; and shopping center upgrades to align with previous phase improvements including façade, landscaping, and lighting; and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-27	12,500	3,600	23%
10	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and reconfiguration of center to accommodate addition of a 13K SF specialty grocer, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including landscaping, lighting, façade, signage, pylon improvements, and parking lot reconfigurations	18	Dec-27	15,000	1,100	8%
11	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Demolition of 45K SF former BI-LO to accommodate construction of a 48K SF Publix; reconfigure and remerchandise several small shop spaces; and pedestrian improvements, including sidewalk access to new municipal park	7	Dec-27	12,550	1,700	6%
12	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive reconfiguration of center including redevelopment and rightsizing of former Barnes & Noble and Petco with a 25K SF Nordstrom Rack, a 5K SF Ann Taylor Factory Store, a 4K SF Motion PT, and additional retailers; redevelopment and rightsize of former Modells Sporting Goods and Marshalls to accommodate a 30K SF Ross Dress for Less, a 29K SF Burlington Stores, a 2K SF Honeygrow, a 2K SF Naya, a 1K SF Jersey Mike’s, and additional retailers; remerchandise several small shop spaces including the addition of a 3K SF Quickway Hibachi; construction of a 5K SF outparcel; and shopping center upgrades including comprehensive façade renovations, new landscaping, site lighting and signage, and structural upgrades	27	Mar-28	29,450	6,950	12%
13	Westridge Court / Block 59 - Phase II	Chicago-Naperville-Elgin, IL-IN	Construction of two multi-tenant buildings totaling 22K SF surrounding the newly redeveloped restaurant, entertainment, and event district; and shopping center upgrades to align with previous phase improvements including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Jun-28	16,350	6,750	9%
14	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment and reconfiguration of center to accommodate addition of a 51K SF VASA Fitness, a 25K SF HomeSense, an 18K SF Barnes & Noble, an 18K SF Sierra, and an additional retailer; and shopping center upgrades including façade renovations	29	Jun-28	13,700	700	10%
15	Market Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of shopping center including demolition of 23K SF to accommodate construction of a 26K SF Kirby Ice House, including a 10K SF restaurant and 16K SF of outdoor seating and entertainment space; remerchandise 23K SF of retail space to accommodate additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and related site improvements	27	Jun-28	10,200	700	12%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$229,650	$53,450	11%

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 21

REDEVELOPMENT SUMMARY						↩ Table of Contents
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1,2)	Yield (1,2)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2026
1	Tinley Park Plaza (3)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, a 3K SF The Athlete’s Foot, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Sep-26	$11,550	13%
2	Hillcrest Market Place	Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Sep-26	5,000	11%
3	Preston Park Village (4)	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Sep-26	35,550	8%
	Projects Stabilized During The Six Months Ended June 30, 2026
4	Westridge Court / Block 59 - Phase I	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza surrounded by several single-tenant buildings and outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Mar-26	40,600	9%
5	Wynnewood Village - Phase IV (5)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Mar-26	32,650	9%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$125,350	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs exclude $3.4M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
5	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
6	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
7	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
8	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
9	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
10	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and repositioning of shopping center which may include site densification with addition of outparcel pad development
2	Chino Spectrum Towne Center	Riverside-San Bernardino-Ontario, CA	Redevelopment and repositioning of shopping center, densification of site
3	Village West Shopping Center (1)	Riverside-San Bernardino-Ontario, CA	Densification of site, including multi-tenant outparcel development
4	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT	Redevelopment and repositioning of shopping center, densification of site
5	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
6	23rd Street Station	Panama City-Panama City Beach, FL	Redevelopment and repositioning of shopping center
7	Panama City Square	Panama City-Panama City Beach, FL	Redevelopment and repositioning of shopping center, densification of site
8	Rutland Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
9	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
10	Cosby Station	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
11	Elmhurst Crossing (1)	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center, densification of site
12	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
13	Ridge Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
14	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN	Redevelopment of existing anchor space for multiple retailers
15	Meridian Village	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
16	Speedway Super Center (1)	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center, densification of site
17	Burlington Square I, II & III - Future Phases	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
18	Webster Square (1)	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center, densification of site
19	Maple Village (1)	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
20	Hampton Village Centre (1)	Detroit-Warren-Dearborn, MI	Redevelopment and repositioning of shopping center, densification of site
21	Burning Tree Plaza	Duluth, MN-WI	Redevelopment of existing anchor space for multiple retailers
22	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
23	Mayfair Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
24	Middletown Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of existing anchor space for multiple retailers
25	Morris Hills Shopping Center - Future Phases	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
26	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
27	Tinton Falls Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
28	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
29	The Commons at Chancellor Park	Charlotte-Concord-Gastonia, NC-SC	Redevelopment and repositioning of shopping center

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

30	North Ridge Shopping Center	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
31	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
32	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space, and façade renovation
33	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
34	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
35	Parmer Crossing	Austin-Round Rock-San Marcos, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
36	Jones Crossing	College Station-Bryan, TX	Redevelopment and repositioning of shopping center, densification of site
37	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
38	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
39	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
40	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
41	LaCenterra at Cinco Ranch	Houston-Pasadena-The Woodlands, TX	Redevelopment and repositioning of shopping center
42	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space, densification of site
43	Northshore (1)	Houston-Pasadena-The Woodlands, TX	Redevelopment and repositioning of shopping center
44	Rutland Plaza (1)	Rutland, VT	Redevelopment and repositioning of shopping center, densification of site

(1) Indicates project added to the pipeline during the three months ended September 30, 2026.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2026

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		9/30/26	6/30/26	3/31/26	12/31/25	9/30/25

Number of properties		345	346	344	348	354
GLA		62,268,872	62,507,837	62,055,877	62,684,741	63,368,510
Percent billed		91.4%	90.4%	91.4%	91.6%	90.2%
Percent leased		95.6%	94.8%	95.1%	95.1%	94.1%
TOTAL ≥ 10,000 SF		97.0%	95.9%	96.5%	96.6%	95.4%
TOTAL < 10,000 SF		92.8%	92.6%	92.1%	92.2%	91.4%
ABR		$1,084,149	$1,072,017	$1,053,747	$1,049,958	$1,034,848
ABR PSF		$19.47	$19.33	$19.05	$18.77	$18.48

PORTFOLIO BY UNIT SIZE AS OF 9/30/26
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	370	21,043,619	33.8%	94.5%	97.3%	$218,095	20.1%	$12.32
20,000 - 34,999 SF	476	12,368,143	19.9%	90.9%	97.1%	162,903	15.0%	13.67
10,000 - 19,999 SF	621	8,476,092	13.6%	90.7%	95.9%	140,012	12.9%	17.64
5,000 - 9,999 SF	1,079	7,445,008	11.9%	89.0%	93.6%	163,321	15.1%	24.60
< 5,000 SF	5,964	12,936,010	20.8%	88.7%	92.3%	399,818	36.9%	34.77
TOTAL	8,510	62,268,872	100.0%	91.4%	95.6%	$1,084,149	100.0%	$19.47

TOTAL ≥ 10,000 SF	1,467	41,887,854	67.3%	92.7%	97.0%	$521,010	48.0%	$13.87
TOTAL < 10,000 SF	7,043	20,381,018	32.7%	88.8%	92.8%	563,139	52.0%	31.04

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	$194,943	18%
Grocery	147,650	14%
Personal services	87,064	8%
Off-price apparel	76,785	7%
Fitness / sports	66,615	6%
Medical	60,731	6%
Value apparel, shoes, accessories	59,391	5%
General merchandise (department, gift, etc.)	47,497	4%
Home décor	41,180	4%
Health & beauty	35,704	3%
Entertainment	34,783	3%
Financial services	29,268	3%
Pet	27,874	3%
General merchandise (discount / dollar)	26,899	2%
Hobby & crafts	24,551	2%
Electronics & appliance	23,407	2%
Sporting goods	19,416	2%
Home improvement	16,650	2%
Other (1)	63,741	6%

TOTAL	$1,084,149	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	97	2,717,031	4.4%	$37,076	3.4%	$13.65
2	The Kroger Co. (3)	43	2,938,234	4.7%	23,846	2.2%	8.12
3	Burlington Stores, Inc.	46	1,725,367	2.8%	21,641	2.0%	12.54
4	Ross Stores, Inc. (4)	58	1,449,470	2.3%	20,013	1.8%	13.81
5	Publix Super Markets, Inc.	33	1,550,039	2.5%	16,537	1.5%	10.67
6	Dollar Tree Stores, Inc.	105	1,226,229	2.0%	15,891	1.5%	12.96
7	Five Below, Inc.	67	634,928	1.0%	13,227	1.2%	20.83
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	19	692,907	1.1%	13,025	1.2%	18.80
9	Ulta Beauty, Inc.	39	420,978	0.7%	10,695	1.0%	25.41
10	PetSmart, Inc.	28	609,077	1.0%	10,557	1.0%	17.33

		535	13,964,260	22.5%	182,508	16.8%	13.07

11	Albertson's Companies, Inc. (5)	14	749,018	1.2%	10,337	1.0%	13.80
12	L.A Fitness International, LLC (6)	10	418,446	0.7%	8,642	0.8%	20.65
13	Ahold Delhaize (7)	13	736,178	1.2%	8,522	0.8%	11.58
14	PETCO Animal Supplies, Inc.	32	450,934	0.7%	8,393	0.8%	18.61
15	The Michaels Companies, Inc.	25	563,198	0.9%	7,670	0.7%	13.62
16	Kohl's Corporation	13	963,606	1.5%	7,451	0.7%	7.73
17	Sprouts Farmers Market, Inc.	10	268,112	0.4%	6,723	0.6%	25.08
18	Barnes & Noble, Inc. (8)	18	349,602	0.6%	6,344	0.6%	18.15
19	Best Buy Co., Inc.	12	434,051	0.7%	6,025	0.6%	13.88
20	JP Morgan Chase & Co.	27	101,988	0.2%	5,869	0.5%	57.55

		709	18,999,393	30.6%	258,484	23.9%	13.60

21	DICK's Sporting Goods, Inc. (9)	16	325,933	0.5%	5,807	0.5%	17.82
22	Trader Joe's Company, Inc.	15	197,094	0.3%	5,390	0.5%	27.35
23	Chipotle Mexican Grill, Inc.	38	93,408	0.2%	5,169	0.5%	55.34
24	CVS Health	14	218,744	0.4%	5,095	0.5%	23.29
25	Gap, Inc. (10)	16	249,967	0.4%	4,902	0.5%	19.61
26	Bath & Body Works, Inc.	44	194,906	0.3%	4,868	0.4%	24.98
27	Harbor Freight Tools	21	371,512	0.6%	4,688	0.4%	12.62
28	ALDI	17	474,794	0.8%	4,643	0.4%	9.78
29	National Vision, Inc. (11)	41	148,819	0.2%	4,463	0.4%	29.99
30	H.E. Butt Grocery Company (12)	3	262,133	0.4%	4,386	0.4%	16.73
31	Hobby Lobby Stores, Inc.	10	564,599	0.9%	4,346	0.4%	7.70
32	Starbucks Corporation	38	73,293	0.1%	4,264	0.4%	58.18
33	JD Sports Fashion Plc (13)	31	194,928	0.3%	4,235	0.4%	21.73
34	Boot Barn Holdings, Inc.	18	270,150	0.4%	4,199	0.4%	15.54
35	Wells Fargo & Company	17	73,304	0.1%	4,149	0.4%	56.60
36	Designer Brands, Inc. (DSW)	13	249,833	0.4%	4,061	0.4%	16.25
37	Nordstrom, Inc. (14)	7	197,488	0.3%	4,037	0.4%	20.44
38	Bank of America, NA	25	86,966	0.1%	4,000	0.4%	45.99
39	Skechers U.S.A., Inc.	22	207,583	0.3%	3,948	0.4%	19.02
40	AMC Entertainment	4	200,955	0.3%	3,902	0.4%	19.42

	TOTAL TOP 40 RETAILERS	1,119	23,655,802	37.9%	$349,036	32.4%	$14.75

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(5) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1,				(10) Includes Old Navy-12, Gap Factory-3, and Athleta-1.
all franchise locations.		El Rancho (sublease)-1, Shop & Save Market-1, and Star Market-1.				(11) Includes America's Best Contacts & Eyeglasses-39 and Eyeglass World-2.
(2) Includes T.J. Maxx-31, Marshalls-26, HomeGoods-20, Sierra-10, HomeSense-4,		(6) Includes LA Fitness-5, Esporta Fitness-3, City Sports Club-1, and XSport Fitness-1.				(12) Includes H-E-B-2 and Central Market-1.
Marshalls/HomeGoods-4, and T.J. Maxx/HomeGoods-2.		(7) Includes Giant Food-5, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(13) Includes Hibbett-17, DTLR-6, JD Sports-6, and Shoe Palace-2.
(3) Includes Kroger-29, King Soopers-5, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		non-grocer (sublease)-1.				(14) Includes Nordstrom Rack-7.
Pay Less-1, and Pick 'N Save-1.		(8) Includes Barnes & Noble-16 and Paper Source-2.
(4) Includes Ross Dress for Less-50 and dd's Discounts-8.		(9) Includes Foot Locker-5, Golf Galaxy-3, DICK'S Sporting Goods-2, WSS-2,
		DICK'S Sporting Goods Warehouse Sale-1, Final Score by Foot Locker-1, Going Going Gone!-1,
		and Kids Foot Locker-1.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/26	333	2,898,764	$52,459	$18.10	$1.97	$1.65	6.5	279	2,491,081	$18.22	$15.52	17.4%
Three months ended 6/30/26	334	2,532,750	50,350	19.88	3.82	2.12	7.7	267	2,039,405	19.50	17.16	13.6%
Three months ended 3/31/26	285	1,994,943	41,739	20.92	4.12	2.86	6.9	220	1,494,165	20.97	17.62	19.0%
Three months ended 12/31/25	337	2,179,975	44,015	20.19	4.75	3.37	7.5	256	1,739,030	19.36	16.32	18.6%
TOTAL - TWELVE MONTHS ENDED 9/30/26	1,289	9,606,432	$188,563	$19.63	$3.54	$2.41	7.1	1,022	7,763,681	$19.34	$16.53	17.0%

NEW & RENEWAL LEASES ONLY
Three months ended 9/30/26	267	1,628,289	$34,470	$21.17	$3.52	$2.94	7.7	213	1,220,606	$22.45	$17.92	25.3%
Three months ended 6/30/26	267	1,423,280	32,639	22.93	6.79	3.77	9.7	200	929,935	23.72	19.92	19.1%
Three months ended 3/31/26	233	1,271,112	29,835	23.47	6.46	4.49	7.9	168	770,334	25.23	19.87	27.0%
Three months ended 12/31/25	293	1,453,359	34,007	23.40	7.13	5.05	8.8	212	1,012,414	23.36	18.81	24.2%
TOTAL - TWELVE MONTHS ENDED 9/30/26	1,060	5,776,040	$130,951	$22.67	$5.88	$4.02	8.5	793	3,933,289	$23.53	$19.00	23.8%

NEW LEASES
Three months ended 9/30/26	105	646,935	$14,208	$21.96	$8.71	$7.31	9.9	52	387,682	$20.40	$14.31	42.6%
Three months ended 6/30/26	112	633,541	14,981	23.65	14.55	8.16	10.5	46	190,521	28.43	21.65	31.3%
Three months ended 3/31/26	108	672,792	15,925	23.67	11.36	8.43	9.9	44	197,882	30.26	21.34	41.8%
Three months ended 12/31/25	158	933,708	21,583	23.12	10.06	7.79	10.6	77	492,763	22.79	16.92	34.7%
TOTAL - TWELVE MONTHS ENDED 9/30/26	483	2,886,976	$66,697	$23.10	$11.05	$7.91	10.3	219	1,268,848	$24.07	$17.52	37.4%

RENEWAL LEASES
Three months ended 9/30/26	162	981,354	$20,262	$20.65	$0.09	$0.05	6.3	161	832,924	$23.41	$19.60	19.4%
Three months ended 6/30/26	155	789,739	17,658	22.36	0.56	0.25	9.0	154	739,414	22.50	19.48	15.5%
Three months ended 3/31/26	125	598,320	13,910	23.25	0.96	0.06	5.7	124	572,452	23.49	19.37	21.3%
Three months ended 12/31/25	135	519,651	12,424	23.91	1.86	0.14	5.6	135	519,651	23.91	20.59	16.1%
TOTAL - TWELVE MONTHS ENDED 9/30/26	577	2,889,064	$64,254	$22.24	$0.72	$0.12	6.8	574	2,664,441	$23.27	$19.71	18.1%

OPTION LEASES
Three months ended 9/30/26	66	1,270,475	$17,989	$14.16	$—	$—	5.0	66	1,270,475	$14.16	$13.21	7.2%
Three months ended 6/30/26	67	1,109,470	17,711	15.96	—	—	5.1	67	1,109,470	15.96	14.85	7.5%
Three months ended 3/31/26	52	723,831	11,904	16.45	—	—	5.0	52	723,831	16.45	15.21	8.2%
Three months ended 12/31/25	44	726,616	10,008	13.77	—	—	5.0	44	726,616	13.77	12.86	7.1%
TOTAL - TWELVE MONTHS ENDED 9/30/26	229	3,830,392	$57,612	$15.04	$—	$—	5.0	229	3,830,392	$15.04	$14.00	7.4%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 9/30/26						Twelve Months Ended 9/30/26
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	20%	2,152,940	74%	53%	$12.95	18.7%	17%	6,579,765	68%	49%	$14.00	16.9%
New & Renewal Leases Only	14%	1,053,746	65%	42%	13.76	37.9%	12%	3,306,388	57%	38%	15.18	32.3%
New Leases	16%	435,734	67%	48%	15.65	71.4%	14%	1,706,048	59%	41%	15.95	57.4%
Renewal Leases	13%	618,012	63%	38%	12.42	23.5%	11%	1,600,340	55%	36%	14.36	20.3%
Option Leases	41%	1,099,194	87%	74%	12.17	6.4%	41%	3,273,377	85%	73%	12.80	6.9%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	80%	745,824	26%	47%	$32.96	16.0%	83%	3,026,667	32%	51%	$31.87	17.1%
New & Renewal Leases Only	86%	574,543	35%	58%	34.76	18.0%	88%	2,469,652	43%	62%	32.70	19.5%
New Leases	84%	211,201	33%	52%	34.99	20.3%	86%	1,180,928	41%	59%	33.44	25.7%
Renewal Leases	87%	363,342	37%	62%	34.63	17.4%	89%	1,288,724	45%	64%	32.02	17.0%
Option Leases	59%	171,281	13%	26%	26.93	9.4%	59%	557,015	15%	27%	28.21	8.8%

(1) Excludes base building costs.
(2) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	9/30/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25
NEW LEASES
Weighted average over lease term:
Base rent	$25.39	$24.10	$26.75	$25.82	$25.06	$28.03
Tenant improvements and allowances	(1.23)	(1.07)	(1.51)	(1.22)	(1.17)	(0.78)
Third-party leasing commissions	(0.78)	(0.73)	(0.77)	(0.83)	(0.80)	(0.70)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	23.38	22.30	24.47	23.77	23.09	26.55
Tenant specific landlord work (1)	(2.37)	(2.48)	(1.68)	(2.75)	(2.48)	(2.02)
NET EFFECTIVE RENT	$21.01	$19.82	$22.79	$21.02	$20.61	$24.53
Net effective rent before tenant specific landlord work /
base rent	92%	93%	91%	92%	92%	95%
Net effective rent / base rent	83%	82%	85%	81%	82%	88%
Weighted average term (years)	10.3	9.9	10.5	9.9	10.6	11.9

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	39%	46%	38%	34%	38%	55%
< 10,000 SF	61%	54%	62%	66%	62%	45%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 9/30/2026	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	85	2,260,094	$37,106	$16.42
< 10,000 SF	278	851,763	31,791	37.32
TOTAL	363	3,111,857	$68,897	$22.14

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2026 (remaining)	2027	2028+	Total
Projected Lease Commencements	$12,741	$48,488	$7,668	$68,897

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 500 basis points of total portfolio GLA ($68.9M in ABR), 80 basis points ($9.6M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	188	693,483	1.2%	1.0%	$16.32	$16.32	16	300,518	0.7%	0.5%	$8.17	$8.17	172	392,965	2.1%	1.6%	$22.55	$22.55
2026	138	608,912	1.0%	0.9%	16.13	16.13	10	299,277	0.7%	0.5%	8.26	8.26	128	309,635	1.6%	1.3%	23.74	23.74
2027	976	6,226,678	10.5%	9.3%	16.15	16.19	140	3,961,390	9.8%	8.1%	10.68	10.68	836	2,265,288	12.0%	10.3%	25.71	25.83
2028	1,087	6,522,518	11.0%	11.4%	18.87	19.15	157	4,127,597	10.2%	10.1%	12.77	12.81	930	2,394,921	12.7%	12.5%	29.38	30.07
2029	1,029	7,918,007	13.3%	12.3%	16.81	17.26	173	5,569,574	13.7%	12.6%	11.82	11.91	856	2,348,433	12.4%	11.9%	28.65	29.96
2030	940	7,594,950	12.8%	11.9%	17.04	17.63	180	5,319,634	13.1%	12.4%	12.10	12.22	760	2,275,316	12.0%	11.6%	28.60	30.27
2031	842	6,861,419	11.5%	11.1%	17.56	18.59	155	4,837,804	11.9%	11.8%	12.68	12.97	687	2,023,615	10.7%	10.5%	29.23	32.01
2032	559	5,007,942	8.4%	7.8%	16.94	18.66	121	3,645,499	9.0%	8.5%	12.13	13.08	438	1,362,443	7.2%	7.2%	29.82	33.57
2033	454	3,167,531	5.3%	5.8%	19.73	22.23	82	1,969,527	4.8%	5.0%	13.30	14.64	372	1,198,004	6.3%	6.4%	30.30	34.70
2034	447	3,680,818	6.2%	6.4%	18.90	21.44	85	2,540,164	6.3%	6.5%	13.29	14.45	362	1,140,654	6.0%	6.4%	31.41	37.01
2035	402	3,200,872	5.3%	6.4%	21.57	25.11	87	2,190,213	5.4%	6.6%	15.60	17.48	315	1,010,659	5.4%	6.2%	34.53	41.63
2036+	844	8,034,855	13.5%	15.7%	21.21	25.53	209	5,849,196	14.4%	17.4%	15.60	18.15	635	2,185,659	11.6%	14.1%	36.21	45.29

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	188	693,483	1.2%	1.0%	$16.32	$16.32	16	300,518	0.7%	0.5%	$8.17	$8.17	172	392,965	2.1%	1.6%	$22.55	$22.55
2026	133	590,212	1.0%	0.9%	15.79	15.79	10	299,277	0.7%	0.5%	8.26	8.26	123	290,935	1.5%	1.2%	23.53	23.53
2027	773	3,396,881	5.7%	5.8%	18.14	18.22	71	1,668,142	4.2%	3.3%	10.31	10.32	702	1,728,739	9.1%	7.8%	25.70	25.84
2028	771	2,457,957	4.1%	5.5%	24.47	25.07	43	816,296	2.0%	2.3%	14.35	14.51	728	1,641,661	8.7%	8.6%	29.50	30.32
2029	660	2,150,099	3.6%	4.8%	24.30	25.53	28	626,739	1.5%	1.7%	14.55	15.18	632	1,523,360	8.1%	7.7%	28.31	29.78
2030	590	2,474,388	4.2%	5.1%	22.49	23.95	47	1,026,240	2.5%	2.9%	14.93	15.40	543	1,448,148	7.7%	7.2%	27.84	30.00
2031	540	2,368,883	4.0%	4.7%	21.41	23.53	37	1,097,790	2.7%	2.6%	12.31	12.73	503	1,271,093	6.6%	6.6%	29.27	32.85
2032	346	1,868,223	3.1%	3.4%	20.02	22.37	49	1,033,983	2.5%	2.5%	12.69	13.87	297	834,240	4.4%	4.3%	29.09	32.91
2033	339	2,096,375	3.5%	3.7%	19.03	21.52	58	1,272,344	3.2%	3.0%	12.36	13.59	281	824,031	4.4%	4.3%	29.33	33.76
2034	342	2,078,639	3.5%	3.7%	19.55	22.41	46	1,220,835	3.1%	2.8%	11.98	13.16	296	857,804	4.5%	4.6%	30.31	35.59
2035	360	2,637,457	4.4%	4.7%	19.34	22.04	69	1,794,322	4.4%	4.5%	13.08	14.20	291	843,135	4.5%	4.9%	32.67	38.73
2036+	2,864	36,705,388	61.7%	56.7%	16.73	22.03	941	29,453,907	72.5%	73.4%	12.98	16.97	1,923	7,251,481	38.4%	41.2%	31.99	42.56

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 9/30/26				79.9%	88.1%

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2026 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		243	43,813,536	91.4%	95.2%	$795,393	$20.26	70.4%	70.4%	73.4%
	CBSAs Ranked 51 - 100 by Population		31	5,888,351	88.1%	95.4%	88,006	16.75	9.0%	9.5%	8.1%
	Other CBSAs		71	12,566,985	93.0%	97.0%	200,750	17.97	20.6%	20.1%	18.5%

	TOTAL		345	62,268,872	91.4%	95.6%	$1,084,149	$19.47	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9	21	3,981,755	94.7%	97.9%	$81,741	$24.16	6.0%	6.5%	7.6%
2	New York-Newark-Jersey City, NY-NJ	1	28	3,382,224	84.3%	92.7%	81,616	26.33	8.0%	5.5%	7.6%
3	Houston-Pasadena-The Woodlands, TX	5	27	3,936,547	91.9%	94.6%	70,165	19.06	7.7%	6.4%	6.6%
4	Dallas-Fort Worth-Arlington, TX	4	13	2,730,155	94.3%	97.6%	58,548	23.38	3.8%	4.5%	5.5%
5	Chicago-Naperville-Elgin, IL-IN	3	14	3,620,132	88.2%	93.8%	56,363	17.08	4.1%	5.8%	5.2%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,902,113	93.7%	98.8%	48,112	27.96	3.2%	3.1%	4.4%
7	Atlanta-Sandy Springs-Roswell, GA	6	20	2,947,987	91.6%	95.4%	44,444	16.53	5.8%	4.7%	4.1%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,240,534	90.8%	92.8%	34,619	17.74	3.5%	3.6%	3.2%
9	Riverside-San Bernardino-Ontario, CA	12	6	1,158,776	94.9%	96.5%	25,243	27.31	1.7%	1.9%	2.3%
10	Cincinnati, OH-KY-IN	30	6	1,611,415	98.4%	98.7%	24,134	20.11	1.7%	2.6%	2.2%
	10 Largest CBSAs by ABR	—	158	27,511,638	91.6%	95.6%	524,985	21.47	45.5%	44.6%	48.7%

11	Denver-Aurora-Centennial, CO	19	7	1,475,595	90.0%	95.3%	23,531	18.14	2.0%	2.4%	2.2%
12	Naples-Marco Island, FL	136	5	1,067,602	94.4%	99.4%	23,299	22.30	1.3%	1.7%	2.1%
13	Orlando-Kissimmee-Sanford, FL	20	5	807,694	87.8%	95.2%	22,299	29.07	1.3%	1.3%	2.1%
14	Miami-Fort Lauderdale-West Palm Beach, FL	8	7	1,051,536	89.8%	95.8%	20,264	20.67	2.0%	1.7%	1.9%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	657,598	96.4%	99.5%	18,995	29.26	0.9%	1.1%	1.8%
16	Ann Arbor, MI	154	4	933,492	94.1%	97.7%	17,144	19.01	1.2%	1.5%	1.6%
17	Detroit-Warren-Dearborn, MI	14	6	1,273,049	96.0%	97.2%	16,883	15.07	1.7%	2.0%	1.6%
18	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	94.3%	94.6%	16,810	18.06	2.2%	1.7%	1.6%
19	Charlotte-Concord-Gastonia, NC-SC	21	4	1,301,437	96.6%	97.2%	16,343	14.20	1.1%	2.1%	1.5%
20	Hartford-West Hartford-East Hartford, CT	50	4	870,067	80.8%	87.8%	14,544	19.47	1.1%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	211	38,036,350	91.8%	95.7%	715,097	21.00	60.3%	61.5%	66.4%

21	Boston-Cambridge-Newton, MA-NH	11	6	775,363	92.6%	97.0%	14,167	18.84	1.7%	1.2%	1.3%
22	Port St. Lucie, FL	103	5	700,265	93.8%	97.2%	12,457	18.48	1.3%	1.1%	1.1%
23	North Port-Bradenton-Sarasota, FL	61	5	745,713	96.6%	98.9%	12,287	16.81	1.3%	1.2%	1.1%
24	Vallejo, CA	120	1	519,266	93.1%	97.7%	12,209	24.27	0.3%	0.8%	1.1%
25	Binghamton, NY	203	4	750,730	98.1%	99.1%	12,170	16.53	1.2%	1.2%	1.1%
26	Nashville-Davidson--Murfreesboro--Franklin, TN	33	4	771,283	96.9%	97.8%	11,710	15.59	1.2%	1.2%	1.1%
27	Allentown-Bethlehem-Easton, PA-NJ	69	3	824,148	86.2%	87.7%	10,952	16.70	0.9%	1.3%	1.0%

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	San Francisco-Oakland-Fremont, CA	13	2	506,513	68.5%	69.4%	10,921	31.27	0.6%	0.8%	1.0%
29	Memphis, TN-MS-AR	45	1	649,252	85.7%	93.8%	10,132	17.55	0.3%	1.0%	0.9%
30	Jacksonville, FL	38	3	700,569	84.4%	94.9%	9,119	14.48	0.9%	1.1%	0.8%
31	Indianapolis-Carmel-Greenwood, IN	34	2	709,560	90.7%	94.1%	9,021	13.77	0.6%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	43	4	697,417	93.7%	98.5%	8,564	12.79	1.2%	1.1%	0.8%
33	College Station-Bryan, TX	177	3	460,313	96.4%	99.4%	8,495	31.22	0.9%	0.7%	0.8%
34	Raleigh-Cary, NC	40	3	462,319	97.5%	98.6%	8,068	17.78	0.9%	0.7%	0.7%
35	Worcester, MA	70	3	526,403	95.5%	97.0%	7,265	16.90	0.9%	0.8%	0.7%
36	Scranton--Wilkes-Barre, PA	104	2	618,431	95.1%	100.0%	6,869	25.05	0.6%	1.0%	0.6%
37	New Haven, CT	102	4	486,863	78.8%	90.5%	6,729	15.27	1.2%	0.8%	0.6%
38	Milwaukee-Waukesha, WI	41	3	520,769	92.5%	94.0%	6,726	13.75	0.9%	0.8%	0.6%
39	Wilmington, NC	112	2	379,959	100.0%	100.0%	6,645	17.71	0.6%	0.6%	0.6%
40	Greensboro-High Point, NC	78	1	407,244	96.2%	100.0%	6,619	16.25	0.3%	0.7%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	76	2	316,299	85.8%	97.7%	6,378	21.47	0.6%	0.5%	0.6%
42	Hilton Head Island-Bluffton-Port Royal, SC	202	3	321,453	79.1%	95.0%	6,216	20.35	0.9%	0.5%	0.6%
43	Kiryas Joel-Poughkeepsie-Newburgh, NY	84	3	401,205	77.6%	100.0%	5,891	15.76	0.9%	0.6%	0.5%
44	Atlantic City-Hammonton, NJ	152	2	315,196	92.3%	100.0%	5,885	18.67	0.6%	0.5%	0.5%
45	Panama City-Panama City Beach, FL	207	3	500,336	99.1%	99.1%	5,636	11.50	0.9%	0.8%	0.5%
46	Spartanburg, SC	137	1	372,103	97.0%	97.4%	5,534	15.62	0.3%	0.6%	0.5%
47	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	2	412,549	89.1%	90.5%	5,523	14.92	0.6%	0.7%	0.5%
48	Cape Coral-Fort Myers, FL	72	1	281,822	98.6%	98.6%	5,273	19.47	0.3%	0.5%	0.5%
49	Manchester-Nashua, NH	129	2	234,324	96.8%	97.8%	5,118	24.04	0.6%	0.4%	0.5%
50	Boulder, CO	162	1	275,919	90.8%	99.0%	5,002	18.32	0.3%	0.4%	0.5%
	50 Largest CBSAs by ABR	—	292	53,679,936	91.7%	95.7%	962,678	20.00	84.1%	86.2%	88.9%

51	Dayton-Kettering-Beavercreek, OH	75	1	329,566	60.2%	93.3%	4,843	16.14	0.3%	0.5%	0.4%
52	Norwich-New London-Willimantic, CT	179	1	245,533	90.5%	92.5%	4,686	20.63	0.3%	0.4%	0.4%
53	Greenville-Anderson-Greer, SC	55	2	220,723	100.0%	100.0%	4,608	21.37	0.6%	0.4%	0.4%
54	Sacramento-Roseville-Folsom, CA	27	1	102,766	100.0%	100.0%	4,259	41.44	0.3%	0.2%	0.4%
55	Winston-Salem, NC	85	2	341,462	82.3%	89.5%	4,208	14.38	0.6%	0.5%	0.4%
56	Bakersfield-Delano, CA	62	1	240,068	100.0%	100.0%	4,195	17.79	0.3%	0.4%	0.4%
57	Cleveland, OH	35	2	221,051	99.4%	99.4%	3,941	18.35	0.6%	0.4%	0.4%
58	Greenville, NC	250	1	233,153	99.4%	99.4%	3,839	16.57	0.3%	0.4%	0.4%
59	Virginia Beach-Chesapeake-Norfolk, VA-NC	37	1	149,694	83.9%	92.2%	3,660	26.82	0.3%	0.2%	0.3%
60	Springfield, MA	118	2	321,398	91.0%	91.5%	3,507	16.48	0.6%	0.5%	0.3%
61	Pittsfield, MA	340	1	188,493	100.0%	100.0%	3,286	17.43	0.3%	0.3%	0.3%
62	Fresno, CA	47	1	200,166	96.2%	99.1%	3,284	16.56	0.3%	0.3%	0.3%
63	Richmond, VA	44	1	152,279	89.9%	100.0%	3,265	21.44	0.3%	0.2%	0.3%
64	Columbus, OH	32	2	277,000	94.9%	95.6%	3,184	12.42	0.6%	0.4%	0.3%
65	Concord, NH	284	1	196,545	79.1%	83.5%	3,141	20.40	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	125	2	214,679	97.3%	97.9%	3,115	14.81	0.6%	0.3%	0.3%
67	Roanoke, VA	168	2	311,149	99.3%	99.3%	3,035	12.13	0.6%	0.5%	0.3%
68	Bridgeport-Stamford-Danbury, CT	59	1	180,507	83.3%	94.1%	3,011	20.02	0.3%	0.3%	0.3%
69	Duluth, MN-WI	175	1	183,105	83.3%	93.8%	2,616	15.23	0.3%	0.3%	0.2%
70	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,576	15.45	0.3%	0.3%	0.2%
71	Flint, MI	139	1	164,632	99.0%	100.0%	2,453	15.00	0.3%	0.3%	0.2%
72	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,442	14.77	0.3%	0.3%	0.2%
73	Columbus, IN	433	1	143,740	100.0%	100.0%	2,428	16.89	0.3%	0.2%	0.2%
74	Trenton-Princeton, NJ	141	1	149,993	100.0%	100.0%	2,335	15.57	0.3%	0.2%	0.2%
75	Portland-South Portland, ME	101	1	287,459	89.5%	96.8%	2,290	20.87	0.3%	0.5%	0.2%
76	Manhattan, KS	318	1	214,898	80.9%	91.1%	2,180	18.91	0.3%	0.3%	0.2%
77	Ithaca, NY	384	1	204,405	71.1%	94.6%	2,170	11.22	0.3%	0.3%	0.2%
78	Toledo, OH	98	1	298,765	85.6%	88.8%	2,138	13.70	0.3%	0.5%	0.2%
79	Austin-Round Rock-San Marcos, TX	25	1	170,605	89.5%	89.5%	2,121	13.89	0.3%	0.3%	0.2%
80	Deltona-Daytona Beach-Ormond Beach, FL	83	1	184,379	74.8%	89.2%	2,118	12.87	0.3%	0.3%	0.2%
81	Charleston-North Charleston, SC	66	1	174,094	95.9%	100.0%	2,099	12.22	0.3%	0.3%	0.2%
82	Crestview-Fort Walton Beach-Destin, FL	167	1	158,118	98.4%	98.4%	2,078	13.35	0.3%	0.3%	0.2%
83	Rutland, VT	553	1	223,314	92.6%	92.6%	2,073	10.03	0.3%	0.4%	0.2%
84	Lexington Park, MD	228	1	92,335	100.0%	100.0%	2,025	21.93	0.3%	0.1%	0.2%
85	Palm Bay-Melbourne-Titusville, FL	90	1	131,243	89.4%	89.4%	1,987	16.94	0.3%	0.2%	0.2%
86	Murrells Inlet, SC	525	1	120,453	96.4%	96.4%	1,807	15.57	0.3%	0.2%	0.2%
87	Kansas City, MO-KS	31	1	161,717	99.4%	99.4%	1,703	10.60	0.3%	0.3%	0.2%
88	Knoxville, TN	60	1	119,360	55.3%	100.0%	1,692	14.18	0.3%	0.2%	0.2%
89	Corbin, KY	301	1	166,026	99.0%	99.0%	1,658	10.08	0.3%	0.3%	0.2%
90	Lansing-East Lansing, MI	115	1	160,946	86.6%	86.6%	1,578	11.32	0.3%	0.3%	0.1%
91	Lafayette-West Lafayette, IN	215	1	132,027	100.0%	100.0%	1,568	11.88	0.3%	0.2%	0.1%
92	Corpus Christi, TX	122	1	84,667	95.3%	100.0%	1,499	17.70	0.3%	0.1%	0.1%
93	Modesto, CA	107	1	87,124	100.0%	100.0%	1,469	17.35	0.3%	0.1%	0.1%
94	St. Louis, MO-IL	24	1	137,408	68.9%	68.9%	1,371	14.98	0.3%	0.2%	0.1%
95	Muskegon-Norton Shores, MI	256	1	104,501	40.1%	58.5%	1,046	17.12	0.3%	0.2%	0.1%
96	Parkersburg-Vienna, WV	431	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%
TOTAL		—	345	62,268,872	91.4%	95.6%	$1,084,149	$19.47	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,569,811	91.6%	95.8%	$151,436	$18.98	14.1%	13.8%	14.0%
2	Texas	45	7,382,287	93.0%	96.0%	140,828	21.03	13.0%	11.9%	13.0%
3	California	30	5,857,385	92.3%	95.9%	137,641	26.31	8.7%	9.4%	12.7%
4	New York	28	3,639,566	87.4%	96.3%	82,915	24.14	8.1%	5.8%	7.6%
5	Pennsylvania	21	4,233,795	92.1%	95.7%	76,219	23.23	6.1%	6.8%	7.0%
6	Illinois	14	3,620,132	88.2%	93.8%	56,363	17.08	4.1%	5.8%	5.2%
7	New Jersey	16	2,754,726	89.8%	95.1%	50,495	20.48	4.6%	4.4%	4.7%
8	Georgia	22	3,162,666	92.0%	95.5%	47,559	16.40	6.4%	5.1%	4.4%
9	North Carolina	13	3,125,574	95.8%	97.4%	45,722	15.70	3.8%	5.0%	4.2%
10	Michigan	13	2,636,620	92.8%	95.4%	39,104	16.39	3.8%	4.2%	3.6%
11	Connecticut	10	1,782,970	81.8%	89.8%	28,970	18.51	2.9%	2.9%	2.7%
12	Colorado	8	1,751,514	90.1%	95.8%	28,533	18.17	2.3%	2.8%	2.6%
13	Ohio	11	2,058,158	89.6%	95.7%	28,310	17.82	3.2%	3.3%	2.6%
14	Massachusetts	11	1,661,393	93.9%	96.2%	26,471	18.43	3.2%	2.7%	2.4%
15	Tennessee	6	1,539,895	88.9%	96.3%	23,534	16.25	1.7%	2.5%	2.2%
16	South Carolina	8	1,208,826	92.6%	97.5%	20,264	17.42	2.3%	1.9%	1.9%
17	Kentucky	6	1,543,082	97.0%	99.1%	20,152	14.68	1.7%	2.5%	1.9%
18	Minnesota	9	1,269,747	92.7%	94.5%	19,426	17.62	2.6%	2.0%	1.8%
19	Indiana	4	985,327	93.3%	95.7%	13,017	13.99	1.2%	1.6%	1.2%
20	Virginia	5	746,029	91.0%	94.8%	11,077	17.13	1.4%	1.2%	1.0%
21	New Hampshire	4	581,133	90.2%	93.0%	10,013	19.50	1.2%	0.9%	0.9%
22	Wisconsin	3	520,769	92.5%	94.0%	6,726	13.75	0.9%	0.8%	0.6%
23	Maryland	2	371,977	94.7%	96.3%	6,431	18.13	0.6%	0.6%	0.6%
24	Missouri	2	299,125	85.4%	85.4%	3,074	12.19	0.6%	0.5%	0.3%
25	Arizona	1	165,350	100.0%	100.0%	2,442	14.77	0.3%	0.3%	0.2%
26	Maine	1	287,459	89.5%	96.8%	2,290	20.87	0.3%	0.5%	0.2%
27	Kansas	1	214,898	80.9%	91.1%	2,180	18.91	0.3%	0.3%	0.2%
28	Vermont	1	223,314	92.6%	92.6%	2,073	10.03	0.3%	0.4%	0.2%
29	West Virginia	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		345	62,268,872	91.4%	95.6%	$1,084,149	$19.47	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	$2,442	$14.77	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Dollar Tree, Jumping Cholla	—
2	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	100.0%	4,195	17.79	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
3	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,936	33.10	Ralphs (Kroger)	Boot Barn, HomeGoods, World Market	—
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.2%	3,424	29.63	Trader Joe's*	CVS, Harbor Freight Tools	—
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,666	25.10	Stater Bros.	—	—
6	Chino Spectrum Towne Center	Chino	CA	Riverside-San Bernardino-Ontario, CA	2002	461,246	99.0%	10,600	32.43	H Mart, Sam's Club*, Walmart Supercenter*	Best Buy, BevMo, Big 5 Sporting Goods, DSW, Kohl's, Marshalls, Nordstrom Rack, Skechers, Tilly's, Ulta Beauty	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,231	26.23	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	102,766	100.0%	4,259	41.44	Trader Joe's	Nordstrom Rack, PetSmart, Ulta Beauty	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,944	19.72	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,370	97.4%	3,589	29.63	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	99.1%	3,284	16.56	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Village West Shopping Center	Hemet	CA	Riverside-San Bernardino-Ontario, CA	1982	195,862	86.4%	3,356	19.94	Stater Bros.	Goodwill, Old Navy, Ross Dress for Less, WSS	—
13	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,576	15.45	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta Beauty	—
14	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	87,124	100.0%	1,469	17.35	Grocery Outlet	dd's Discounts (Ross), Ross Dress for Less	In Shape Fitness
15	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	278,631	98.1%	6,849	25.36	Albertsons	Best Buy, CVS, Kohl's, Optum, Ross Dress for Less	—
16	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,683	22.23	Barons Market	Dollar Tree, UFC Gym	—
17	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,985	13.99	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
18	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	13.3%	631	26.67	—	—	Walmart
19	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	99.7%	10,290	31.60	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
20	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	97.1%	7,364	29.32	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
21	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.7%	5,749	34.99	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
22	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,520	31.21	Stater Bros.	—	—
23	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	434,634	100.0%	13,462	31.36	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, Childtime Childcare, CVS, Marshalls, Michaels, Petco	—
24	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	163,433	97.4%	4,433	27.86	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J. Maxx	Big 5 Sporting Goods, Burlington Stores
25	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	4,170	38.19	Trader Joe's	Petco, Ross Dress for Less, T.J. Maxx	—
26	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	297,152	100.0%	4,448	29.91	El Super (Chedraui USA), Walmart Supercenter	Chuze Fitness, Five Below, Ross Dress for Less	Target
27	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	187,930	99.4%	2,954	16.27	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
28	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	95.9%	4,319	30.21	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools	—
29	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,427	26.82	Ralphs (Kroger)	—	—
30	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,619	26.42	Sprouts Farmers Market	—	—
31	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	97.7%	12,209	24.27	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Goodwill, Mancini's Sleepworld, Marshalls, Michaels, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta Beauty	Target
32	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	1,057	11.63	King Soopers (Kroger)	Arc	—
33	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	475,490	90.3%	7,885	18.57	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Hobby Lobby, Miniso, Planet Fitness	—
34	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,213	100.0%	2,534	14.74	King Soopers (Kroger)	Chuze Fitness, Gen X	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

35	Broomfield Town Centre	Broomfield	CO	Denver-Aurora-Centennial, CO	1998	175,368	95.7%	3,465	23.00	King Soopers (Kroger)	Petco	The Home Depot
36	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	96.6%	2,200	18.80	—	Chuze Fitness	—
37	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,460	39.98	King Soopers (Kroger)	—	—
38	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	99.0%	5,002	18.32	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Boot Barn, Chuck E. Cheese, Goldfish Swim School, Hyper Kidz, Michaels, PetSmart, T.J. Maxx, Ulta Beauty	—
39	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	96.2%	4,930	16.13	Trader Joe's	Barnes & Noble, Cavender's Boot City, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Petco, Ross Dress for Less, Sierra, The Tile Shop, Ulta Beauty	—
40	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	103,225	97.6%	3,039	30.15	Whole Foods Market (Amazon)	Petco	—
41	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,235	17.07	Price Rite Marketplace (Wakefern)	—	The Home Depot
42	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	86.4%	3,423	13.60	Walmart Supercenter*	Advance Auto Parts, Dollar Tree, DSW, Edge Fitness, Lava Island, Pickleball Kingdom, Savers	—
43	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	306,299	100.0%	6,492	21.19	Trader Joe's	Burlington Stores, K&G Fashion, Marshalls, Michaels, Nordstrom Rack, PetSmart, Rally House, Ross Dress for Less, Total Wine & More, Ulta Beauty	—
44	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	59.0%	1,590	17.99	—	—	—
45	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	93.8%	1,730	17.95	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
46	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	79.3%	1,077	10.15	Big Y	—	—
47	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	94.1%	3,011	20.02	ALDI	Esporta Fitness, Five Below, Marshalls	—
48	Waterbury Plaza	Waterbury	CT	New Haven, CT	2000	177,937	93.1%	2,687	16.22	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
49	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	245,533	92.5%	4,686	20.63	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta Beauty	Best Buy, Raymour & Flanigan
50	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.6%	5,273	19.47	Publix	bealls, Burlington Stores, Gold's Gym, Kohl's, NewSouth Window Solutions	—
51	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,780	20.21	BJ's Wholesale Club, Sprouts Farmers Market	Belk, Burlington Stores, HomeGoods, Marshalls, Michaels, Petco, Ulta Beauty	—
52	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	98.1%	8,067	27.35	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta Beauty	Lowe's
53	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	96.0%	4,762	18.96	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
54	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	86.2%	2,129	27.29	—	Broward County Library, CVS	—
55	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	89.2%	2,118	12.87	Publix	Marshalls, Planet Fitness, Tractor Supply Co.	—
56	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	2,078	13.35	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J. Maxx	—
57	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	976	11.19	Winn-Dixie (The Winn-Dixie Company)	Ace Hardware, Family Dollar	—
58	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,647	96.4%	3,617	12.22	NetCost Market	bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
59	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,252	22.93	—	Esporta Fitness, La Familia Pawn & Jewelry	—
60	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	3,050	22.84	Walmart Neighborhood Market	Walgreens	—
61	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	95.0%	2,105	12.12	Publix	Dollar Tree, Staples	—
62	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.6%	3,457	32.00	Publix	—	—
63	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,345	25.23	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
64	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	98.2%	2,779	14.65	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
65	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	100.0%	6,724	21.93	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
66	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	99.5%	4,500	22.80	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
67	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,441	100.0%	5,839	24.02	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Sierra, T.J. Maxx	—
68	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	91.1%	1,069	14.46	Publix	—	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	134,071	86.8%	2,986	25.66	Specialty Grocer	LA Fitness, Sierra	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	97.9%	1,279	17.12	Publix	—	—
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,476	20.31	Seabra Foods	Office Depot	—
72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2026	424,528	95.4%	14,306	35.32	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, FunnyBone, Hampton Social, Main Event, Maggiano's Little Italy, Monkey Joe's, Museum of Ice Cream, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	883	13.68	Publix	—	—
74	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	98.2%	3,927	24.89	—	Goodwill, Walgreens	—
75	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,628	16.69	Publix	—	—
76	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.5%	2,914	9.81	Walmart Supercenter	Harbor Freight Tools, HomeGoods, T.J. Maxx	—
77	Stanford Station	Panama City	FL	Panama City-Panama City Beach, FL	1986	96,844	98.6%	1,094	11.46	—	Academy Sports + Outdoors	—
78	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2026	222,142	98.7%	3,787	17.28	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
79	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	90.6%	1,331	15.44	ALDI	—	—
80	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	826	14.49	Winn-Dixie (The Winn-Dixie Company)	—	—
81	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	953	25.76	SuperTarget*	—	—
82	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,112	21.60	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
83	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	98.7%	2,548	15.24	Publix	Crunch Fitness, HomeGoods, Ross Dress for Less	—
84	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	89.4%	1,987	16.94	Publix	Home Centric, Planet Fitness	—
85	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,315	14.77	Sprouts Farmers Market	bealls, Burlington Stores, T.J. Maxx	—
86	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	276,100	91.3%	4,526	18.36	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
87	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,196	76.5%	2,175	21.49	Publix	CVS	—
88	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,350	9.13	ALDI	bealls	—
89	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	175,065	100.0%	2,627	15.10	Winn-Dixie (The Winn-Dixie Company)	Chuck E. Cheese, Crunch Fitness	—
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	96.8%	2,529	17.28	Publix	Relive Health	—
91	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2026	104,972	90.6%	1,920	20.20	Patel Brothers, Publix	Dollar Tree	Walmart
92	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	79.4%	3,349	10.90	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
93	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	93.4%	1,953	22.56	Publix	Phenix Salon Suites	—
94	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.5%	1,543	18.50	—	Dollar Tree, Ross Dress for Less	—
95	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	91.6%	2,565	19.21	Publix	Petco, T.J. Maxx	—
96	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	140,345	97.6%	1,230	8.98	ALDI	T.J. Maxx/HomeGoods	—
97	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	100.0%	1,104	10.05	Publix	—	—
98	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	98.7%	4,293	24.81	Publix	Gifts and More at The Paper Store, Planet Fitness	—
99	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	84.5%	4,452	26.11	—	Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J. Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
100	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	425,582	95.1%	6,561	16.60	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
101	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	96.0%	642	10.10	Food Depot	Dollar Tree	—
102	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,504	96.6%	1,879	24.46	Sprouts Farmers Market	Ross Dress for Less	—
103	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	899	13.36	Publix	—	—
104	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	98.8%	1,506	16.06	Kroger	—	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

105	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.1%	840	11.98	Publix	—	—
106	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	83.7%	842	21.65	Kroger*	—	—
107	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	91.9%	1,667	11.77	Food Depot	Staples	—
108	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,693	100.0%	3,202	15.03	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
109	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,538	16.05	Publix	—	—
110	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	93.8%	1,741	17.54	Publix	—	—
111	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	95.0%	2,583	12.30	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
112	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,083	19.70	—	Crunch Fitness	—
113	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	115,304	98.6%	1,578	14.78	Kroger	—	—
114	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	94.9%	2,348	17.14	Kroger	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	105,791	100.0%	2,395	22.64	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,138	12.18	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	277,529	97.6%	3,928	14.50	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,891	16.94	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	100.0%	3,622	19.67	Kroger	DaVita Dialysis	—
120	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.2%	1,224	12.41	Kroger	—	—
121	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	95.8%	4,247	22.21	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta Beauty	—
122	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	72.0%	1,980	18.13	Swadeshi	Harbor Freight Tools, Slick City	Kohl's
123	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,475	99.5%	2,616	13.38	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
124	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	212,212	100.0%	3,231	17.12	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
125	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	539,284	95.7%	6,447	13.28	Tony's Fresh Market (Heritage Grocers)	AMC, Burlington Stores, Chuck E. Cheese, Dollar Tree, Hollywood Park, Mavis Discount Tires, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers	—
126	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	86.2%	3,122	13.27	Jewel-Osco (Albertsons)	D-BAT, Harbor Freight Tools, VASA Fitness	Hobby Lobby
127	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,272	15.17	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
128	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	82.3%	1,926	13.65	—	Bear Paddle Swim School, Lava Island	—
129	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	84.5%	1,458	16.18	Sunset Foods	—	—
130	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,838	17.48	Jewel-Osco (Albertsons)	Planet Fitness	—
131	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2026	569,671	97.4%	12,990	24.85	—	Discovery Clothing, Edge Fitness, Five Below, IKEA, La-Z-Boy Furniture, L.L.Bean, Momentum Climbing Gym, Star Cinema Grille, Ulta Beauty, Walter E. Smithe, Wayfair Outlet, World Market	—
132	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	385,275	95.1%	4,762	12.99	—	Best Buy, Burlington Stores, Kohl's, Michaels, Petco, Ulta Beauty	—
133	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	100.0%	2,533	24.76	Whole Foods Market (Amazon)	Skechers	—
134	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2026	246,563	91.0%	3,941	17.95	—	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
135	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	100.0%	1,604	12.30	—	Ollie's Bargain Outlet	—
136	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,428	16.89	—	Burlington Stores, Five Below, HomeGoods, T.J. Maxx	Target
137	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	579,129	92.7%	7,417	14.14	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J. Maxx	—
138	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,568	11.88	Pay Less (Kroger)	—	—
139	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	91.1%	2,180	18.91	Dillons (Kroger)	Marshalls, Sierra	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

140	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	99.8%	9,930	18.44	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra, Staples, T.J. Maxx, Ulta Beauty	—
141	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	205,888	98.6%	2,087	10.82	—	Ace Pickleball Club, CVS, Dollar Tree, Tractor Supply Co.	—
142	London Marketplace	London	KY	Corbin, KY	1994	166,026	99.0%	1,658	10.08	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
143	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	98.6%	2,276	13.21	Kroger	Petco	—
144	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	97.0%	2,012	13.83	Kroger	Anytime Fitness	—
145	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,189	13.77	Kroger Marketplace	—	—
146	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,813	20.90	Roche Bros	—	—
147	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	95.3%	1,285	9.60	America's Food Basket	Citi Trends, Crunch Fitness	—
148	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,458	100.0%	3,200	40.27	—	Boot Barn, Staples	Duluth Trading Co.
149	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	87.6%	1,704	15.08	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
150	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	295,840	99.0%	4,387	15.25	—	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J. Maxx, The Paper Store	—
151	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	58.8%	216	14.40	Hannaford Bros.*	—	Walmart
152	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	84,825	100.0%	2,169	25.57	Stop And Compare	Crunch Fitness	—
153	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,946	17.09	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
154	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	100.0%	3,286	17.43	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta Beauty	The Home Depot, Walmart
155	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	97.8%	1,803	18.05	ALDI	Ocean State Job Lot, PetSmart, T.J. Maxx	—
156	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.8%	2,662	20.95	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
157	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	2,025	21.93	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
158	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,642	95.1%	4,406	16.79	Giant Food (Ahold Delhaize)	Ocean State Job Lot, Planet Fitness, Ross Dress for Less, Ulta Beauty	—
159	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	96.8%	2,290	20.87	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
160	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,515	99.5%	7,875	19.89	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta Beauty	—
161	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	94.0%	2,822	26.45	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
162	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,733	97.0%	5,244	18.72	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra, Ulta Beauty	—
163	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	89.9%	1,028	13.39	Busch’s Fresh Food Market	Ace Hardware	—
164	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,453	15.00	VG's Grocery (C&S Wholesale Grocers, LLC)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J. Maxx
165	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	86.6%	1,578	11.32	—	Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
166	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,501	58.5%	1,046	17.12	—	Michaels, Shoe Carnival, Ulta Beauty	—
167	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	299,467	98.2%	3,860	13.30	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
168	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,768	96.1%	7,458	21.94	—	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J. Maxx, Ulta Beauty	Target
169	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,274	12.52	ALDI*	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
170	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	155,553	100.0%	1,308	8.45	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
171	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,091	97.9%	1,955	12.47	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
172	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,203	10.10	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	98.9%	2,756	22.42	SuperTarget*	Dollar Tree, O'Reilly Auto Parts	—
174	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,394	15.74	Cub Foods (United Natural Foods Inc.)	—	—
175	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.8%	2,616	15.23	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, Sierra, T.J. Maxx	—
176	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	97.0%	2,313	27.09	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
177	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.9%	2,916	14.23	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
178	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,226	21.50	ALDI, Cub Foods*	Dollar Tree	—
179	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,141	18.59	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
180	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	85.9%	2,838	15.42	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
181	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,226	16.78	Festival Foods (Schnucks)	Dollar Tree	—
182	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	68.9%	1,371	14.98	ALDI	Chuck E. Cheese, Michaels, Petco	—
183	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.4%	1,703	10.60	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
184	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
185	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,584	96.0%	5,119	18.68	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
186	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,469	10.16	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, The Home Depot	—
187	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	98.7%	3,046	16.75	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
188	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	93.2%	4,339	15.06	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, pOpshelf, Ross Dress for Less	—
189	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,619	16.25	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Total Wine & More, Ulta Beauty, Wayfair Outlet	Target
190	University Commons	Greenville	NC	Greenville, NC	1996	233,153	99.4%	3,839	16.57	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J. Maxx	—
191	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	97.7%	3,316	19.80	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
192	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	99.0%	4,416	12.77	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
193	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,398	17.14	SuperTarget*	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	—
194	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,247	18.05	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J. Maxx	—
195	Parkway Plaza (3)	Winston-Salem	NC	Winston-Salem, NC	2026	269,154	91.0%	3,273	14.11	Compare Foods	Aaron's, ArchWell Health, Citi Trends, dd's Discounts (Ross), Office Depot, O'Reilly Auto Parts, Umi Hotpot Sushi & Seafood Buffet	—
196	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	935	15.44	CHEF'STORE (US Foods)	Boot Barn	—
197	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	100.0%	2,446	25.04	—	Boston Interiors, Planet Fitness	—
198	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,545	83.5%	3,141	20.40	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
199	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	96.0%	2,672	23.20	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
200	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,264	97.9%	1,754	11.96	Market Basket (DeMoulas Supermarkets)	Staples, T.J. Maxx	—
201	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,952	11.99	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
202	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,206	100.0%	5,390	26.18	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
203	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
204	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,463	100.0%	3,960	17.31	LIDL	Esporta Fitness, Five Below, Ocean State Job Lot, Pep Boys, Ross Dress for Less, Ulta Beauty	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

205	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,335	15.57	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
206	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	98.4%	2,085	16.65	Gourmet Glatt	—	—
207	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	99.6%	8,280	24.62	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J. Maxx	—
208	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,096	71.8%	3,789	26.24	Trader Joe's	HomeSense, Petco, Retro Fitness	—
209	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	270	67.50	ShopRite*	—	—
210	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,609	33.05	ShopRite	—	—
211	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,945	20.82	Bhavani Food Market	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
212	Morris Hills Shopping Center (3)	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	2026	125,298	56.0%	1,667	23.77	Specialty Grocer	—	—
213	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	100.0%	1,959	14.37	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
214	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	178,845	100.0%	3,926	21.95	ShopRite (Village Supermarket)	Ross Dress for Less	—
215	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	100.0%	1,759	20.04	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
216	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	98.3%	4,104	19.31	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta Beauty	—
217	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,251	36.19	ALDI	T.J. Maxx	—
218	Mayfair Shopping Center	Commack	NY	New York-Newark-Jersey City, NY-NJ	1958	221,010	99.1%	5,013	22.89	LIDL	Gap Factory Store, Kids Empire, PGA TOUR Superstore, Planet Fitness	—
219	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	92.0%	1,984	25.57	BJ's Wholesale Club*	Five Below	Kohl's, Walmart
220	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	36.1%	1,299	46.42	Stop & Shop*	—	Walgreens
221	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	96.2%	1,257	30.66	Wild by Nature Market (King Kullen)	—	—
222	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,579	21.01	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites, Tiger Schulmann's Mixed Martial Arts	—
223	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2026	196,831	94.6%	8,338	45.80	H Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, T.J. Maxx, Ulta Beauty	—
224	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,510	22.38	Acme (Albertsons)	—	—
225	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	94.6%	2,170	11.22	ALDI	Ace Hardware, Planet Fitness, Ross Dress for Less, VA Community Based Outpatient	—
226	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	97.8%	1,739	24.63	Key Food Marketplace	T.J. Maxx	—
227	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	88.4%	590	39.24	Trader Joe's	—	—
228	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,726	27.88	KolSave Market*	Dollar Tree, Planet Fitness	—
229	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,557	42.69	North Shore Farms	CVS	—
230	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,966	97.4%	3,739	17.96	Super Stop & Shop (Ahold Delhaize)	Advance Auto Parts, Planet Fitness, Savers	—
231	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	100.0%	2,329	12.64	—	Citi Trends, David's Bridal, Hobby Lobby, Ocean State Job Lot	—
232	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	100.0%	2,052	16.82	ShopRite (Wakefern)	U.S. Post Office	—
233	Rockland Plaza (3)	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2026	232,550	97.3%	8,024	36.23	A Matter of Health	Burlington Stores, Nordstrom Rack, Ross Dress for Less, Ulta Beauty	—
234	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	78.6%	1,269	40.64	—	—	—
235	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,462	29.62	—	Dollar Tree, HomeGoods	—
236	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,303	24.81	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—
237	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,202	26.66	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta Beauty	—
238	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,398	31.68	—	HomeGoods	—
239	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,602	98.9%	4,694	27.53	ShopRite (Wakefern)	Burlington Stores, Five Below, Ross Dress for Less	—
240	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	100.0%	2,238	13.92	—	Dollar Tree, Staples	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

241	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,718	13.12	—	Bob's Discount Furniture, Boot Barn, Kohl's, PetSmart, Ross Dress for Less	Target
242	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,736	18.80	—	HomeGoods, Michaels, Old Navy	—
243	Town Square (2)	Vestal	NY	Binghamton, NY	1991	290,535	97.8%	5,478	19.86	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J. Maxx, Ulta Beauty	—
244	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	98.4%	3,260	37.44	H Mart	—	—
245	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,698	18.64	Giant Eagle	—	The Home Depot
246	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,546	100.0%	3,104	20.15	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
247	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	100.0%	1,722	10.38	Kroger	Pet Supplies Plus, Salvation Army	—
248	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	245,971	92.4%	5,171	24.00	—	Dollar Tree, Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Ulta Beauty	Target
249	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,469	41.80	Kroger	—	—
250	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	100.0%	1,677	11.57	Kroger	Dollar Tree, Planet Fitness	—
251	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	90.7%	1,507	13.52	Kroger	—	—
252	South Towne Centre (3)	Dayton	OH	Dayton-Kettering-Beavercreek, OH	2026	329,566	93.3%	4,843	16.14	Health Foods Unlimited	Barnes & Noble, Burlington Stores, HomeSense, PetSmart, Sierra, VASA Fitness	—
253	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,243	17.76	—	Ollie's Bargain Outlet	—
254	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,738	30.14	Kroger	Advance Auto Parts, Rainbow Shops	—
255	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	88.8%	2,138	13.70	Kroger	Crunch Fitness, Fun City Us, Harbor Freight Tools	—
256	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.9%	2,983	21.46	Giant Food (Ahold Delhaize)	CVS	—
257	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	74.2%	3,825	17.72	Giant Food (Ahold Delhaize)	Citi Trends, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
258	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	91.6%	3,203	13.45	—	Ollie's Bargain Outlet, Planet Fitness	—
259	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.0%	2,924	22.15	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
260	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	92.8%	2,175	23.81	Kimberton Whole Foods	Planet Fitness	—
261	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	225,137	89.3%	4,958	24.67	Weis Markets	Planet Fitness, REI	—
262	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	97.8%	2,254	30.18	Giant Food (Ahold Delhaize)	—	—
263	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	100.0%	752	16.68	Hung Vuong Food Market*	Planet Fitness	—
264	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	4,041	20.36	—	Barnes & Noble, Burlington Stores, Dollar Tree, Gabe's, PetSmart, Planet Fitness, Sierra, T.J. Maxx, The Home Depot	—
265	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	235,754	100.0%	6,516	27.64	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's, Pottery Barn	—
266	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	92.8%	1,493	21.38	—	Ross Dress for Less	—
267	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	96.6%	1,130	21.42	Weis Markets*	DaVita Dialysis	—
268	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	98.9%	8,920	41.28	McCaffrey's	Ulta Beauty	—
269	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,226	30.33	—	Target	—
270	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	619,644	99.3%	12,552	41.98	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less, Teso Life, Ulta Beauty	—
271	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	98.9%	1,860	10.64	Redner's Warehouse Market	Ocean State Job Lot, Ross Dress for Less	—
272	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	100.0%	1,893	12.24	ALDI	Dollar Tree, Five Below, Planet Fitness	—
273	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	551	13.21	Fresh Grocer*	—	—
274	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,991	18.26	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
275	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	4,144	13.77	Redner's Warehouse Market	dd's Discounts (Ross), Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

276	Wilkes-Barre Township Marketplace	Wilkes-Barre Township	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,828	37.36	NetCost Market, Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
277	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	95.6%	3,199	20.09	Kroger	—	—
278	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	100.0%	1,801	21.29	Lowes Foods (Alex Lee)	—	—
279	Circle Center (3)	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2026	68,444	90.8%	1,310	21.09	Publix	—	—
280	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,370	97.3%	1,707	20.32	The Fresh Market	—	—
281	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	2,099	12.22	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
282	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	96.4%	1,807	15.57	Publix	Petco, T.J. Maxx, Ulta Beauty	—
283	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,807	21.43	—	Petco, Ross Dress for Less, T.J. Maxx	Target
284	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2026	372,103	97.4%	5,534	15.62	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
285	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	99.1%	4,176	16.08	ALDI	At Home, HomeGoods	—
286	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	99.6%	4,816	15.86	—	Collective Boutiques, Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Planet Fitness	—
287	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,692	14.18	Sprouts Farmers Market	Crunch Fitness, Urban Air Adventure Park	—
288	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	93.8%	10,132	17.55	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Cavender's Boot City, Citi Trends, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, PetSmart, T.J. Maxx	—
289	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	92.3%	1,620	15.37	Kroger	—	—
290	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,098	13.29	Kroger	—	Walgreens
291	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	2,121	13.89	Desi Brothers	Dollar Tree, Harbor Freight Tools, Planet Fitness	—
292	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,921	97.0%	1,721	18.50	—	Goodwill, Legacy Community Health, Sky Zone	—
293	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	706	11.84	El Ahorro Supermarket	Dollar Tree	—
294	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	100.0%	3,848	22.10	—	Dollar Tree, HomeGoods, Kid to Kid, Spec's Liquors	Kohl's
295	Jones Crossing	College Station	TX	College Station-Bryan, TX	2017	163,472	100.0%	3,102	64.50	H-E-B	—	—
296	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,545	30.97	Kroger	CVS	—
297	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,499	17.70	—	Crunch Fitness, Five Below	—
298	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	102,279	97.6%	2,765	29.77	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
299	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	92.8%	1,346	21.90	—	EōS Fitness	—
300	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,191	17.86	—	Wellmed Medical	—
301	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	93.8%	420	9.85	—	—	—
302	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,385	14.75	El Rio Grande Latin Market	Family Dollar	—
303	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2026	579,174	97.2%	9,715	22.38	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, DaVita Dialysis, dd's Discounts (Ross), Dollar Tree, Five Below, Foot Locker, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less, Target	—
304	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	99.5%	1,290	10.97	Food Town	bealls, Walgreens	—
305	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	172,558	98.1%	2,851	16.83	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
306	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	98.8%	4,956	25.39	Tom Thumb (Albertsons)	DSW, Ulta Beauty	—
307	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	99.4%	19,753	25.09	SuperTarget*	Belk, Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J. Maxx, Ulta Beauty	—
308	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,761	19.79	Truong Nguyen Market	—	—
309	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,440	14.49	—	Collective Boutiques, Planet Fitness	—
310	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	76,092	100.0%	868	12.55	Kroger	—	—
311	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	98.8%	3,210	35.04	—	CVS, My Salon Suites	—

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

312	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	996	10.83	Food Town	—	—
313	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,072	77.9%	1,252	16.41	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
314	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,204	15.61	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
315	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,561	25.13	—	24 Hour Fitness	—
316	Jones Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	92.1%	1,292	12.61	La Michoacana Supermarket	Aaron's, Fitness Connection	—
317	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,111	12.43	—	Hobby Lobby, King Dollar, Octapharma, Vevor, Walgreens	—
318	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	85.1%	1,117	13.23	—	bealls, Kids Empire, Planet Fitness	—
319	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,707	99.4%	4,591	18.72	Kroger	JD Sports, Marshalls, Petco, Planet Fitness, Ross Dress for Less	—
320	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	76.9%	3,295	18.50	—	Concentra, Dollar Tree, Melrose Fashions, Planet Fitness	—
321	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	184,940	95.3%	2,640	15.32	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
322	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,473	14.09	—	24 Hour Fitness, Burlington Stores, Final Score by Foot Locker, Floor & Décor	—
323	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	97.2%	3,754	26.39	H-E-B	—	—
324	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	83.3%	1,160	16.85	ALDI	Dollar Tree, WeGotSoccer	—
325	Vintage Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2014	72,184	91.6%	1,878	28.42	Whole Foods Market (Amazon)	—	—
326	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,763	29.32	Whole Foods Market (Amazon)	—	—
327	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	97.2%	2,990	12.52	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
328	LaCenterra at Cinco Ranch	Katy	TX	Houston-Pasadena-The Woodlands, TX	2006	408,545	98.4%	13,437	34.41	Trader Joe's	Brown & Gay Engineers, Inc., Flix Brewhouse, Nike, Peloton Computer Enterprises, Regus	—
329	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	98.5%	1,644	10.67	Kroger	Goodwill, Harbor Freight Tools, The Picklr, Walgreens	—
330	Market Plaza (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	143,916	93.9%	3,045	25.44	Central Market (H-E-B)	—	—
331	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	261,054	96.7%	7,920	31.37	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
332	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	98.1%	1,736	14.56	El Rancho	King Dollar, Retro Fitness	—
333	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	94.5%	4,952	32.31	Whole Foods Market (Amazon)	—	—
334	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	94.2%	2,613	12.53	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
335	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,911	22.42	—	Tesla	—
336	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,117	10.37	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
337	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	100.0%	3,265	21.44	—	Gold's Gym, Hobby Lobby	Kohl's
338	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	98.5%	1,410	16.80	Kroger	Hamrick's	—
339	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,625	9.78	—	Dollar Tree, Kohl's, PetSmart	—
340	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	149,694	92.2%	3,660	26.82	Trader Joe's	Five Below, PetSmart, Ulta Beauty	—
341	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	92.6%	2,073	10.03	Market 32 (Northeast Grocery)	Planet Fitness, T.J. Maxx, Walmart	—
342	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	91.8%	3,735	18.63	Sendik's Food Market	Marshalls, Sierra, The Tile Shop	—
343	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	97.3%	1,193	12.48	Pick 'n Save (Kroger)	—	—
344	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	94.8%	1,798	9.32	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra
345	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					62,268,872	95.6%	$1,084,149	$19.47
(1) * Indicates grocer is not owned.
(2) Property is listed as separate properties on the Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended September 30, 2026	Page 45